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                                                                     EXHIBIT 2.3

C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP

C H A N C E

                                                                  EXECUTION COPY

                        ABB INTERNATIONAL FINANCE LIMITED

                                ABB FINANCE INC.

                                ABB CAPITAL B.V.

                                   as issuers

                 PROGRAMME FOR THE ISSUANCE OF DEBT INSTRUMENTS

                 ----------------------------------------------

                  AMENDED AND RESTATED FISCAL AGENCY AGREEMENT

                 ----------------------------------------------

                                   30 MAY 2001

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                                    CONTENTS

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
SECTION                                                                                         PAGE
1.   Interpretation................................................................................2

2.   Appointment Of The Paying Agents And The Registrars...........................................5

3.   The Instruments...............................................................................5

4.   Issuance Of Instruments.......................................................................7

5.   Replacement Instruments......................................................................11

6.   Payments To The Fiscal Agent Or The Registrar................................................13

7.   Payments To Holders Of Bearer Instruments....................................................14

8.   Payments To Holders Of Registered Instruments................................................16

9.   Miscellaneous Duties Of The Fiscal Agent And The Paying Agents...............................17

10.  Early Redemption.............................................................................21

11.  Miscellaneous Duties Of The Registrars.......................................................22

12.  Commissions, Fees And Expenses...............................................................24

13.  Terms Of Appointment.........................................................................25

14.  Changes In Agents............................................................................26

15.  Substitution.................................................................................29

16.  Further Issuers..............................................................................29

17.  Notices......................................................................................30

18.  Law And Jurisdiction.........................................................................32

19.  Modification.................................................................................32

20.  Counterparts.................................................................................32

21.  Contracts (Rights Of Third Parties) Act 1999.................................................32

THE FIRST SCHEDULE................................................................................34
Form Of Temporary Global Instrument...............................................................34

THE SECOND SCHEDULE...............................................................................46
Form Of Permanent Global Instrument...............................................................46
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
THE THIRD SCHEDULE................................................................................52
Form Of Definitive Instrument ("ISMA" Format).....................................................52

THE FOURTH SCHEDULE...............................................................................61
Form Of Registered Instrument.....................................................................61

THE FIFTH SCHEDULE................................................................................64
Provisions For Meetings Of Holders Of Instruments.................................................64

THE SIXTH SCHEDULE................................................................................72
Form Of Deed Of Assumption........................................................................72

THE SEVENTH SCHEDULE..............................................................................77
Regulations Concerning Transfers Of Registered Instruments And....................................77
Exchanges Of Bearer Instruments For Registered Instruments........................................77

THE EIGHTH SCHEDULE...............................................................................79
The Specified Offices Of The Paying Agents And The Registrars.....................................79

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THIS AMENDED AND RESTATED FISCAL AGENCY AGREEMENT is made on 30 May 2001 and replaces the fiscal agency agreement dated 10 March 1993 as supplemented.

BETWEEN:

(1) ABB INTERNATIONAL FINANCE LIMITED ("AIFLTD"), ABB FINANCE INC. ("AFI") and ABB CAPITAL B.V. ("ACBV") (the "ISSUERS" and each an "ISSUER", which expression shall, where the context so permits, include any Further Issuer as defined in Clause 16.1 hereof);

(2) BANQUE GENERALE DU LUXEMBOURG S.A. in its capacities as fiscal agent (the "FISCAL AGENT", which expression shall include any successor to Banque Generale du Luxembourg S.A. in its capacity as such) and principal registrar (the "PRINCIPAL REGISTRAR", which expression shall include any successor to Banque Generale du Luxembourg S.A. in its capacity as such);

(3) THE CHASE MANHATTAN BANK in its capacity as alternative registrar (the "ALTERNATIVE REGISTRAR", which expression shall include any successor to The Chase Manhattan Bank in its capacity as such); and

(4) BANQUE GENERALE DU LUXEMBOURG (SUISSE) S.A. in its capacity as paying agent (the "PAYING AGENTS", which expression shall include the Fiscal Agent and any substitute or additional paying agents appointed in accordance herewith).

WHEREAS:

(A) The Issuers established a programme (the "PROGRAMME") for the issuance of debt instruments (the "INSTRUMENTS") having any maturity up to thirty years, subject to compliance with all legal and/or regulatory requirements in connection with which they entered into a dealership agreement (the "DEALERSHIP AGREEMENT") dated 10 March 1993 and amended and restated on 30 May 2001 and made between the Issuers, ABN AMRO Bank N.V., Credit Suisse First Boston (Europe) Limited, Deutsche Bank AG London, Goldman Sachs International, Lehman Brothers International (Europe), J.P. Morgan Securities Ltd., Morgan Stanley & Co. International Limited, Societe Generale and UBS AG, acting through its business group UBS Warburg, (the "DEALERS", which expression shall include any substitute or additional dealers appointed in accordance with the Dealership Agreement). In respect of bearer Instruments issued in temporary global or permanent global form, each of the Issuers have executed and delivered a deed of covenant (the "DEEDS OF COVENANT") each dated 10 March 1993.

(B) Instruments may be issued on a listed or unlisted basis. Each of the Issuers has made an application to the Luxembourg Stock Exchange (the "LUXEMBOURG STOCK EXCHANGE") for Instruments issued by it under the Programme to be listed on the Luxembourg Stock Exchange, in connection with which application an information memorandum dated 30 May 2001 has been prepared to permit Instruments to be so listed during the period of twelve months or such other period as may be allowed by the relevant Stock Exchange from the date of such information memorandum.

(C) The parties hereto wish to record certain arrangements which they have made in relation to the Instruments to be issued under the Programme.

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IT IS AGREED as follows:

1.      INTERPRETATION

1.1     In this Agreement, any reference to:

        "AUTHORISED AMOUNT" shall have the meaning ascribed in the Dealership Agreement;

        "BANKING DAY" is to a day (other than Saturdays and Sundays) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the specified office of the Fiscal Agent or, as the case may be, the Registrar is located;

        a "CLAUSE" is, unless the context indicates otherwise, to a clause in a section hereof;

        "CLEARSTREAM, LUXEMBOURG" means Clearstream Banking, societe anonyme;

        a "CONDITION" is to the terms and conditions of the Instruments as appearing in the Information Memorandum or, in relation to any Tranche or Series of Instruments, such terms and conditions as the same may be amended or supplemented or replaced as described in the relevant Pricing Supplement or Pricing Supplements and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof and "TERMS AND CONDITIONS" should be construed accordingly;

        a "COUPON" is to an interest coupon and where the context permits, a Talon, in each case appertaining to a Definitive Instrument;

        "EUROCLEAR" is to Euroclear Bank S.A./N.V., as operator of the Euroclear System;

        "EVENT OF DEFAULT" is to any of the circumstances or events set out in Condition 7 (as the same may be modified by the relevant Pricing Supplement in relation to any Tranche of Instruments);

        the "EXCHANGE ACT" is to the United States Securities Exchange Act of 1934;

        the "EXCHANGE DATE" means the date which is 40 days after the completion of the distribution of the Instruments comprising the relevant Tranche, as specified in the relevant Pricing Supplement;

        "INFORMATION MEMORANDUM" means the information memorandum the preparation of which has been procured by the Issuers in connection with the application for Instruments issued by it to be listed on the Luxembourg Stock Exchange, together with any information incorporated therein by reference, as the same may be amended, supplemented, updated and/or substituted from time to time and any further information memorandum prepared in connection with the listing of such Instruments on any other stock exchange (as such further information memorandum may be amended, supplemented, updated and/or substituted from time to time);

        "INSTALMENT INSTRUMENT" means an Instrument the principal amount of which is repayable by instalments;

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        "ISSUE DATE" means, in relation to any Tranche of Instruments, the date of issue of such Instruments;

        "LOCAL TIME" in relation to any payment is to the time in the city or town in which the relevant bank or the relevant branch or office thereof is located and any reference to "LOCAL BANKING DAYS" in relation thereto is to days (other than Saturdays and Sundays) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in such city or town;

        "LUXEMBOURG BANKING DAY" is to a day (other than Saturdays and Sundays) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in Luxembourg;

        "OUTSTANDING" means, in relation to the Instruments of any Issuer, all the Instruments of such Issuer and any coupons relating thereto other than:

        (i) those which have been redeemed in full or purchased and cancelled pursuant to Condition 6;

        (ii) those in respect of which the date for redemption in full (including, but not limited to, the due date for payment of the final instalment in respect of an Instalment Instrument) has occurred and the redemption moneys therefor (including all interest accrued thereon to such date for redemption) have been duly paid to the Fiscal Agent or (in the case of Registered Instruments) the Registrar in the manner provided for in this Fiscal Agency Agreement (and, where appropriate, notice to that effect has been given in accordance with Condition 14) and remain available for payment in accordance with the Conditions;

        (iii) any Bearer Instrument which has been exchanged for a Registered Instrument;

        (iv)    those which have become void under Condition 10 or Condition
                9A.06;

        (v) (for the purpose only of ascertaining the amount outstanding and without prejudice to their status for any other purpose) those Instruments which are alleged to have been lost, stolen or destroyed and in respect of which replacement Instruments have been issued pursuant to Condition 12;

        (vi) those Instruments which have been mutilated or defaced and which have been surrendered or cancelled and in respect of which replacement Instruments have been issued pursuant to Condition 12;

        (vii) any Temporary Global Instrument to the extent that it has been exchanged for Definitive Instruments or a Permanent Global Instrument; and

        (viii) any Permanent Global Instrument to the extent that it has been exchanged for Definitive Instruments.

        Provided that for the purposes of the Fifth Schedule those Instruments which are beneficially held by, or are held on behalf of, the relevant Issuer or any affiliated

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        company of such Issuer or ABB Ltd or any subsidiary of ABB Ltd and not cancelled shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

        "PRINCIPAL AMOUNT OUTSTANDING" means, on any date, the principal amount of that Instrument on its date of issue (i) less, in respect of any Instrument any amount of principal in respect of that Instrument that has become due and payable and either has been paid to the relevant holder or in respect of which the Relevant Date (as defined in Condition
        8) shall have occurred, and (ii) less, in respect of any partly paid Instrument, any amount that shall not have been paid up in full;

        "REGISTRAR" is to the Principal Registrar or, as the case may be, the Alternative Registrar as specified in the relevant Pricing Supplement relating to Registered Instruments;

        "REGULATIONS" is to the regulations concerning the transfer of Registered Instruments or for the exchange of Bearer Instruments for Registered Instruments as may from time to time be promulgated by the relevant Issuer. The initial such regulations are set out in the Seventh Schedule;

        "RELEVANT DEALER" means, in respect of any Tranche of Instruments, the institution specified as such in the relevant Pricing Supplement or, if there is only one Dealer in respect of such Tranche of Instruments, such Dealer;

        the "SPECIFIED OFFICE" of any Paying Agent or any Registrar is to the office specified against its name in the Eighth Schedule or such other office in the same city or town as such Paying Agent or, as the case may be, such Registrar may specify by notice to the Issuer and the other parties hereto in accordance with Clause 14.7;

        a "SCHEDULE" is, unless the context indicates otherwise, to a schedule hereto;

        a "SECTION" is, unless the context indicates otherwise, to a section hereof;

        the "SECURITIES ACT" is to the United States Securities Act of 1933;

        a "TALON" is to a talon exchangeable for further Coupons; and

        a "TRANCHE" is to an issue of Instruments which are identical in all respects (save that they may be denominated in different amounts and may comprise Instruments in bearer form and Instruments in registered form), which are intended to be issued on the same closing date.

1.2 Terms used, but not defined, herein shall have the meanings ascribed to them as set out in the terms and conditions of the relevant Instruments.

1.3 Section and Schedule headings are for ease of reference only and shall not affect the construction or interpretation of this Agreement.

1.4 In this Agreement, any reference to payments of principal, redemption amount or interest includes any additional amounts payable in relation thereto under Condition 8.

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2.      APPOINTMENT OF THE PAYING AGENTS AND THE REGISTRARS

2.1 Each of the Issuers appoint each of the Paying Agents and each of the Registrars at their respective specified offices as their agent in relation to the Instruments of such Issuer for the purposes specified in this Agreement and on the terms and conditions applicable thereto and all matters incidental thereto. Except where the context otherwise requires references to the Paying Agents and the Registrars are to them acting solely through such respective specified offices. The obligations of the Paying Agents and the Registrars hereunder are several and not joint.

2.2 Each of the Paying Agents and each of the Registrars accepts its appointment as agent of each Issuer in relation to the Instruments and shall perform all matters expressed to be performed by it in, and otherwise comply with, the terms and conditions applicable thereto and the provisions of this Agreement and, in connection therewith, shall take all such action as may be incidental thereto.

3.      THE INSTRUMENTS

3.1 Instruments may be issued in series (each a "SERIES") and each Series may comprise one or more Tranches of Instruments. Each Tranche will be the subject of a pricing supplement (each a "PRICING SUPPLEMENT") prepared by or on behalf of the relevant Issuer or, as the case may be, the relevant Dealer, attached to or incorporated by reference into each Instrument of such Tranche and in the case of a Tranche in relation to which application has been made for listing on the Luxembourg Stock Exchange, lodged with the Luxembourg Stock Exchange.

3.2 Instruments may be issued in bearer form or in registered form, as specified in the relevant Pricing Supplement.

3.3 Instruments in bearer form ("BEARER INSTRUMENTS") will initially be represented by a temporary global instrument, without interest coupons (a "TEMPORARY GLOBAL INSTRUMENT"), in bearer form which shall be exchangeable in accordance with its terms on and from the Exchange Date applicable to the Instruments represented by such Temporary Global Instrument and upon due certification as described therein, for a permanent global instrument (a "PERMANENT GLOBAL INSTRUMENT") representing such Bearer Instruments or, if so specified in the relevant Pricing Supplement, for definitive instruments ("DEFINITIVE INSTRUMENTS"). In the case of a Series comprising both Bearer Instruments and Instruments in registered form ("REGISTERED INSTRUMENTS") the Temporary Global Instrument may be exchanged for Registered Instruments in accordance with its terms and, in the case of a Series comprising both Bearer Instruments and Registered Instruments issued by AFI, only on and from the Exchange Date applicable to the Instruments represented by such Temporary Global Instrument and upon due certification as described therein. Each Permanent Global Instrument will only be exchangeable in accordance with its terms for Definitive Instruments and/or (in the case of a Series comprising both Bearer Instruments and Registered Instruments) Registered Instruments.

3.4     Each Temporary Global Instrument shall:

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        (a)     be printed, lithographed or typewritten in substantially the form (duly completed) set out in the First Schedule but with such modifications, amendments and additions as the Fiscal Agent, the relevant Dealer and the relevant Issuer shall have agreed to be necessary;

        (b) have attached thereto or incorporated by reference therein the terms and conditions applicable thereto;

        (c) be executed manually by two directors (or, as the case may be) managing directors of, or by a duly authorised attorney on behalf of, the relevant Issuer and shall be authenticated manually by or on behalf of the Fiscal Agent; and

        (d)     bear a unique serial number.

3.5     Each Permanent Global Instrument shall:

        (a) be printed, lithographed or typewritten in substantially the form (duly completed) set out in the Second Schedule but with such modifications, amendments and additions as the Fiscal Agent, the relevant Dealer and the relevant Issuer shall have agreed to be necessary;

        (b) have attached thereto or incorporated by reference therein the terms and conditions applicable thereto;

        (c) be executed manually by two directors (or, as the case may be) managing directors of, or by a duly authorised attorney on behalf of, the relevant Issuer and shall be authenticated manually by or on behalf of the Fiscal Agent; and

        (d)     bear a unique serial number.

3.6     Each Definitive Instrument shall:

        (a) be in substantially the form (duly completed) set out in the Third Schedule but with such modifications, amendments and additions as the Fiscal Agent, the relevant Dealer and the relevant Issuer shall have agreed to be necessary;

        (b) unless the contrary is specified in the relevant Pricing Supplement, be in the format from time to time specified by the International Securities Markets Association or any successor body thereto;

        (c)     have a unique serial number printed thereon;

        (d) if so specified in the relevant Pricing Supplement, have attached thereto at the time of its initial delivery Coupons;

        (e) if so specified in the relevant Pricing Supplement, have attached thereto at the time of its initial delivery a Talon;

        (f) have endorsed thereon, attached thereto or incorporated by reference therein the terms and conditions applicable thereto;

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        (g)     be executed manually or in facsimile by two directors (or, as the case may be) managing directors of the relevant Issuer and authenticated manually by or on behalf of the Fiscal Agent;

        (h) be printed in accordance with the requirements of any clearing system by which such Instruments are intended to be accepted; and

        (i) be printed in accordance with the requirements of any stock exchange on which such Instruments may be listed.

3.7     Each Registered Instrument shall:

        (a) be printed, lithographed or typewritten in substantially the form (duly completed) set out in the Fourth Schedule but with such modifications, amendments and additions as the Registrar, the relevant Dealer and the relevant Issuer shall have agreed to be necessary;

        (b) have endorsed thereon, attached thereto or incorporated by reference therein the terms and conditions applicable thereto; and

        (c) be executed manually by two directors (or, as the case may be) managing directors of, or by a duly authorised attorney on behalf of the relevant Issuer or shall be executed in facsimile by two directors (or, as the case may be) managing directors of the relevant Issuer and, in any case, shall be authenticated manually by or on behalf of the Registrar.

3.8 Any Issuer may adopt and use the signature of any person who at the date of signing a Temporary Global Instrument, Permanent Global Instrument or Registered Instrument is an authorised signatory for such purpose of the relevant Issuer notwithstanding that such person may for any reason (including death) have ceased to be such an authorised signatory at the time of the creation and issue of the relevant Tranche or the issue and delivery of the relevant Instruments.

3.9 Any facsimile signature affixed to an Instrument may be that of a person who is at the time of the creation and issue of the relevant Tranche an authorised signatory for such purpose of the relevant Issuer notwithstanding that such person may for any reason (including death) have ceased to be such an authorised signatory at the time at which the relevant Instrument may be delivered.

3.10 Execution in facsimile of any Instruments and any photostatic copying or other duplication of master Global Instruments (in unauthenticated form, but executed manually on behalf of the relevant Issuer as stated above) shall be binding upon the relevant Issuer in the same manner as if such Notes were signed manually by such signatories.

4.      ISSUANCE OF INSTRUMENTS

4.1 Upon the conclusion of any agreement between the relevant Issuer and any Dealer(s) for the sale by such Issuer and the purchase by such Dealer(s) of any Instruments the Issuer

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        shall, as soon as practicable but in any event not later than 3.00 p.m.
        (Luxembourg time) four Luxembourg Banking Days, prior to the proposed issue date therefor:

        (a) confirm by tested telex or tested fax, to the Fiscal Agent or, if such Instruments are to be Registered Instruments, the Registrar (copied to the Fiscal Agent) all such information as the Fiscal Agent or, as the case may be, the Registrar may reasonably require to carry out its functions under this Agreement and in particular, if a Temporary Global Instrument or Registered Instruments from the stock provided for in Clause 4.2 is/are to be used, such details as are necessary to enable it to complete such Temporary Global Instrument or Registered Instruments, the settlement and payment procedures applicable to the relevant Tranche of Instruments and the account of the relevant Issuer to which payment should be made;

        (b) deliver a duly executed copy of the Pricing Supplement in relation to the relevant Tranche to the Fiscal Agent or, as the case may be, the Registrar (copied to the Fiscal Agent); and

        (c) unless a Temporary Global Instrument or a Registered Instrument from the stock provided for in Clause 4.2 is to be used and the relevant Issuer shall have provided such document to the Fiscal Agent or, as the case may be, the Registrar pursuant to Clause 4.2, ensure that there is delivered to the Fiscal Agent a Temporary Global Instrument (in unauthenticated form but executed on behalf of the relevant Issuer and otherwise complete) or, as the case may be, to the Registrar Registered Instruments (in unauthenticated form and with the names of the registered holders left blank but executed on behalf of the Issuer and otherwise complete) in relation to the relevant Tranche.

4.2 Each Issuer may, at its option, deliver from time to time to the Fiscal Agent a stock of PRO FORMA Temporary Global Instruments and Permanent Global Instruments (in unauthenticated form but executed on behalf of the relevant Issuer) and/or, to the Registrar, a stock of PRO FORMA Registered Instruments (in unauthenticated form but executed on behalf of the relevant Issuer). Any such stock of Instruments shall be held in safe custody by the Fiscal Agent or, as the case may be, the Registrar upon trust for the relevant Issuer for use only in accordance with the written instructions of such Issuer. The Fiscal Agent or, as the case may be, the Registrar shall return the stock of Instruments to the relevant Issuer forthwith upon written request by such Issuer.

4.3 The Fiscal Agent or, as the case may be, the Registrar shall, on behalf of the relevant Issuer, where the relevant Instruments are to be listed on the Luxembourg Stock Exchange, deliver a copy of the Pricing Supplement in relation to the relevant Tranche to the Luxembourg Stock Exchange as soon as practicable but in any event not later than 2.00 p.m. (local time) two Luxembourg Banking Days prior to the proposed issue date therefor.

4.4 The provisions of this Clause 4.4 shall apply to each Tranche of Instruments unless otherwise agreed between the relevant Issuer, the Relevant Dealer and the Fiscal Agent or (in the case of Registered Instruments) the Registrar. On or before 10.00 a.m. (local time) two Banking Days prior to the issue date in relation to each Tranche, the Fiscal

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        Agent or, as the case may be, the Registrar shall authenticate and deliver to the relevant depositary for Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system the relevant Temporary Global Instrument or, as the case may be, Registered Instruments together with instructions to Euroclear or Clearstream, Luxembourg or such other clearing system to credit the Instruments represented by such Temporary Global Instrument or the Registered Instruments to such securities account(s) on a delivery against payment basis (or on such other basis as shall have been agreed between the relevant Issuer and the Relevant Dealer and notified to the Fiscal Agent) as shall have been notified to the Fiscal Agent by the relevant Issuer.

        The Fiscal Agent shall give instructions to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system to credit Instruments represented by a Temporary Global Instrument or, as the case may be, Registered Instruments registered in the name of the relevant depositary, to the Fiscal Agent's distribution account. Unless otherwise agreed in respect of any Tranche of Instruments by the relevant Issuer and the Relevant Dealer and notified to the Fiscal Agent each Instrument which is so credited to the Fiscal Agent's distribution account with Euroclear or Clearstream, Luxembourg or such other clearing system following the delivery of a Temporary Global Instrument or Registered Instrument to the relevant depositary shall be held to the order of the relevant Issuer pending delivery to the relevant Dealer(s) on a delivery against payment basis in accordance with the normal procedures of Euroclear or Clearstream, Luxembourg or such other clearing system, as the case may be. The Fiscal Agent shall on the issue date in respect of the relevant Tranche and against receipt of funds from the relevant Dealer(s) transfer (with same value date) the proceeds of issue to the relevant Issuer to the account notified in accordance with Clause 4.1 above.

4.5 If the Fiscal Agent or, as the case may be, the Registrar should pay an amount (an "ADVANCE") to an Issuer in the belief that a payment has been or will be received from a Dealer and if such payment is not received by the Fiscal Agent or, as the case may be, the Registrar on the date that the Fiscal Agent or, as the case may be, the Registrar pays the relevant Issuer, such Issuer shall forthwith repay the advance (unless prior to such repayment the payment is received from the Dealer) and shall pay interest on such amount which shall accrue (as well after as before judgment) on the basis of a year of 360 days (365 days (or 366 days, in the case of a leap year) in the case of an advance paid in sterling) and the actual number of days elapsed from the date of payment of such advance until the earlier of (i) repayment of the advance or (ii) receipt by the Fiscal Agent or, as the case may be, the Registrar of the payment from the Dealer, and at the rate per annum which is the aggregate of one per cent. per annum and the rate per annum specified by the Fiscal Agent or, as the case may be, the Registrar as reflecting its cost of funds for the time being in relation to the unpaid amount.

4.6 Unless a Permanent Global Instrument from the stock provided for in Clause 4.2 is to be used and the relevant Issuer has provided such document to the Fiscal Agent pursuant to Clause 4.2, the relevant Issuer shall, in relation to each Tranche of Bearer Instruments, ensure that there is delivered to the Fiscal Agent not less than four Luxembourg Banking Days before the Exchange Date for the relevant Temporary Global Instrument, the Permanent Global Instrument (in unauthenticated form but executed by such Issuer and otherwise complete) in relation thereto or, as the case may be, the Definitive Instruments

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        (in unauthenticated form but executed by such Issuer and otherwise complete) in relation thereto. If, in the case of a Series comprising both Bearer Instruments and Registered Instruments, the Temporary Global Instrument is exchangeable for Definitive Instruments and/or Registered Instruments, (unless a Registered Instrument from the stock provided for in Clause 4.2 is to be used and the relevant Issuer shall have provided such document to the Registrar pursuant to Clause 4.2) the Issuer shall ensure that there is delivered to the Registrar, sufficient Registered Instruments to enable the Registrar to effect exchanges of interests in the Temporary Global Instrument for Registered Instruments in accordance with the terms of the Temporary Global Instrument. The Fiscal Agent or, as the case may be, the Registrar, shall authenticate and deliver such Permanent Global Instrument or, as the case may be, Definitive Instruments and/or Registered Instruments in accordance with the terms hereof and of the relevant Temporary Global Instrument.

4.7 The relevant Issuer shall, in relation to each Tranche of Bearer Instruments which is represented by a Permanent Global Instrument in relation to which an exchange notice has been given in accordance with the terms of such Permanent Global Instrument, ensure that there is delivered to the Fiscal Agent not less than ten Luxembourg Banking Days before the day on which the relevant notice period expires the Definitive Instruments (in unauthenticated form but executed by such Issuer and otherwise complete) in relation thereto. If, in the case of a Series comprising both Bearer Instruments and Registered Instruments, the Permanent Global Instrument is exchangeable for Definitive Instruments and/or Registered Instruments, (unless a Registered Instrument from the stock provided for in Clause 4.2 is to be used and the relevant Issuer shall have provided such document to the Registrar pursuant to Clause 4.2) the Issuer shall ensure that there is delivered to the Registrar, sufficient Registered Instruments to enable the Registrar to effect exchanges of interests in the Permanent Global Instrument for Registered Instruments in accordance with the terms of the Permanent Global Instrument. The Fiscal Agent or, as the case may be, the Registrar, shall authenticate and deliver such Definitive Instruments and/or Registered Instruments in accordance with the terms hereof and of the relevant Permanent Global Instrument.

4.8 Where any Definitive Instruments with Coupons attached are to be delivered in exchange (not earlier than the Exchange Date) for a Temporary Global Instrument or a Permanent Global Instrument, the Fiscal Agent shall ensure that such Definitive Instruments shall have attached thereto only such Coupons as shall ensure that neither loss nor gain of interest shall accrue to the bearer thereof.

4.9 The Fiscal Agent or, as the case may be, the Registrar shall hold in safe custody and in trust for the account of, and to the order of, the relevant Issuer all unauthenticated Temporary Global Instruments, Permanent Global Instruments, Definitive Instruments or, as the case may be, Registered Instruments delivered to it in accordance with this
        Section 4, Section 5 or Section 11 and shall ensure that the same are authenticated and delivered only in accordance with the terms hereof and, if applicable, the relevant Temporary Global Instrument or Permanent Global Instrument.

4.10 The Fiscal Agent and the Registrar are authorised by the relevant Issuer to authenticate such Temporary Global Instruments, Permanent Global Instruments, Definitive

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        Instruments or, as the case may be, Registered Instruments as may be required to be authenticated hereunder by the signature of any of their respective officers or any other person duly authorised for the purpose by the Fiscal Agent or, as the case may be, the Registrar.

4.11 On each occasion on which a portion of a Temporary Global Instrument or a Permanent Global Instrument is exchanged for a portion of a Permanent Global Instrument or, as the case may be, for Definitive Instruments and/or Registered Instruments, the Fiscal Agent shall note or procure that there is noted on the Schedule to, or in the absence of a Schedule, on the face of, the Temporary Global Instrument or, as the case may be, Permanent Global Instrument the aggregate principal amount thereof so exchanged and the remaining principal amount of the Temporary Global Instrument or, as the case may be, Permanent Global Instrument (which shall be the previous principal amount thereof less (or, in the case of a Permanent Global Instrument in respect of an exchange of a portion of a Temporary Global Instrument for a Permanent Global Instrument, plus) the aggregate principal amount so exchanged) and shall procure the signature of such notation on its behalf. The Fiscal Agent shall forthwith cancel or procure the cancellation of each Temporary Global Instrument or, as the case may be, Permanent Global Instrument against surrender of which it has made full exchange for a Permanent Global Instrument or Definitive Instruments and/or Registered Instruments.

4.12 The relevant Issuer shall, in relation to each series of Definitive Instruments to which a Talon is attached upon the initial delivery thereof, on each occasion on which a Talon becomes exchangeable for further Coupons, not less than five Luxembourg Banking Days before the date on which the final Coupon comprised in any Coupon sheet (which includes a Talon) matures ("TALON EXCHANGE DATE"), ensure that there is delivered to the Fiscal Agent such number of Coupon sheets as may be required in order to enable the Paying Agents to fulfil their obligation under Clause 4.13 hereof.

4.13 The Paying Agent shall on or after the Talon Exchange Date in respect of such Talon deliver a Coupon sheet against the presentation and surrender of such Talon provided that if any Talon is presented and surrendered for exchange to any Paying Agent and the Replacement Agent (as defined in Clause 5.1) has delivered a replacement therefor the Paying Agent shall forthwith notify the Fiscal Agent which shall immediately inform the relevant Issuer of such presentation and surrender and the Paying Agent shall not exchange against the same unless and until it is so instructed in writing by the Fiscal Agent. The Paying Agent which makes an exchange as set out in this Clause 4.13 shall cancel each Talon surrendered to it and in respect of which a Coupon sheet shall have been delivered and shall (if such Paying Agent is not the Fiscal Agent) forthwith deliver the cancelled Talon to the Fiscal Agent.

4.14 Each of the Issuers undertakes to notify the Fiscal Agent of any changes in the identity of the Dealers and the Fiscal Agent agrees to notify the other Paying Agents and Registrars thereof as soon as reasonably practicable thereafter.

5.      REPLACEMENT INSTRUMENTS

5.1 The Fiscal Agent or, as the case may be, the Registrar (in such capacity "REPLACEMENT AGENT") shall in accordance with the instructions of the relevant Issuer and the terms and

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        conditions (subject to the provisions of Clause 5.2 below) authenticate and deliver a Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Coupon or, as the case may be, Registered Instrument as a replacement for any of the same which has been mutilated or defaced or which has or has been alleged to have been destroyed, stolen or lost Provided that no Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Coupon or Registered Instrument shall be delivered as a replacement for any of the same which has been mutilated or defaced otherwise than against surrender of the same and any replacement Definitive Instrument shall have the same number of Coupons and, if applicable, a Talon as are attached to the mutilated or defaced Definitive Instrument so replaced.

5.2 The Replacement Agent shall not issue any replacement Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Coupon or, as the case may be, Registered Instrument unless the claimant shall have:

        (i)     paid such costs as may be incurred; and

        (ii) furnished (in the case of destroyed, lost or stolen Instruments) such evidence, security, indemnity and otherwise as the relevant Issuer may require.

5.3 Each replacement Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Coupon or Registered Instrument delivered hereunder shall bear a unique serial number.

5.4 The Replacement Agent shall cancel each mutilated or defaced Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Coupon or Registered Instrument surrendered to it and in respect of which a replacement has been delivered.

5.5 The Replacement Agent shall forthwith notify the relevant Issuer, and (in the case of Bearer Instruments) the other Paying Agents of the delivery by it in accordance herewith of any replacement Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Coupon or Registered Instrument, specifying the serial number thereof and the serial number (if any and if known) of the Instrument which it replaces and confirming (if such be the case) that the Instrument which it replaces has been cancelled.

5.6 Each of the Issuers shall ensure that the Replacement Agent has available to it supplies of such Temporary Global Instruments, Permanent Global Instruments, Definitive Instruments, Coupons and Registered Instruments, as the case may be, as shall be necessary to effect the delivery of replacement Instruments under this Section 5.

5.7 Each of the Fiscal Agent, the Registrar and the Replacement Agent undertake to notify the relevant Issuer if its holds insufficient Instruments or Coupons to fulfil its respective obligations under
        Section 4 and this Section 5.

5.8 Unless the relevant Issuer instructs otherwise, the Replacement Agent shall destroy each mutilated or defaced Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Coupon or Registered Instrument surrendered to and cancelled by it and in respect of which a replacement has been delivered and shall as soon as possible but not later than three months after such destruction furnish such Issuer with a

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        certificate as to such destruction and specifying the serial numbers of the Temporary Global Instrument, Permanent Global Instrument, Definitive Instruments and Registered Instruments in numerical sequence and the total number by maturity date of Coupons (and distinguishing any Talon in respect thereof) so destroyed.

6.      PAYMENTS TO THE FISCAL AGENT OR THE REGISTRAR

6.1 In order to provide for the payment of interest and principal or, as the case may be, any other redemption amount payable in respect of the Instruments of each Series as the same shall become due and payable the relevant Issuer shall pay to the Fiscal Agent or, as the case may be, the Registrar on or before the date on which such payment becomes due an amount equal to the amount of principal, redemption amount or, as the case may be, interest then becoming due in respect of such Instruments.

6.2 Each amount payable by the relevant Issuer under Clause 6.1 shall be paid unconditionally by credit transfer in the currency in which the Instruments of the relevant Series are denominated or, if different, payable and in immediately available, freely transferable funds not later than 10.00 a.m. (local time) on the relevant day to such account with such bank as the Fiscal Agent or, as the case may be, the Registrar may by notice to such Issuer have specified for the purpose. If the due date for payment in respect of any Instruments is not, in respect of such Instruments, a Relevant Financial Centre Day (as defined in Condition 9B.02 of the terms and conditions of the relevant Instruments) then payment will be made on the next following Relevant Financial Centre Day (or, in the case of Instruments denominated or, if different, payable in Euro on the next following day which is a TARGET Business Day (as defined in Condition 5B.04 of the terms and conditions of the Instruments). The Fiscal Agent or, as the case may be, the Registrar shall give not less than 14 nor more than 21 days' notice to the relevant Issuer of the due date for, and amount of, each payment in respect of the Instruments. The relevant Issuer shall, before 10.00 a.m. (local time) at least two Luxembourg Banking Days before the due date of each payment by it under Clause 6.1, confirm to the Fiscal Agent or, as the case may be, the Registrar by tested telex or tested fax that it has given irrevocable instructions for the transfer of the relevant funds to the Fiscal Agent or, as the case may be, the Registrar and the name and the account of the bank through which such payment is being made.

6.3 The Fiscal Agent and each Registrar shall be entitled to deal with each amount paid to it hereunder in the same manner as other amounts paid to it as a banker by its customers Provided that:

        (a) it shall not against the relevant Issuer exercise any lien, right of set-off or similar claim in respect thereof; and

        (b)     it shall not be liable to any person for interest thereon.

6.4 All moneys paid to the Fiscal Agent by the relevant Issuer in respect of any Instrument shall be held by the Fiscal Agent from the moment when such moneys are received until the time of actual payment thereof, upon trust to apply the same in accordance with Section 7, and the Fiscal Agent shall not be obliged to repay any such amount unless or until claims against such Issuer in respect of the relevant Instruments are prescribed or

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        the relevant payment becomes void or ceases in accordance with the terms and conditions, in which event it shall forthwith repay to the relevant Issuer such portion of such amount as relates to such payment by paying the same by credit transfer to such account with such bank as the relevant Issuer may by notice to the Fiscal Agent have specified for the purpose.

6.5     (a)     The Fiscal Agent or, as the case may be, the Registrar shall forthwith notify the Paying Agents and the relevant Issuer by telex or fax or cable if, by 10.00 a.m. (local time) on the due date for any payment to it under Clause 6.1, it has not received confirmation that such Issuer has given irrevocable instructions for payment to be made as referred to in Clause 6.2.

        (b) The Fiscal Agent or, as the case may be, the Registrar shall forthwith (and in any event within one Relevant Financial Centre Day in respect of the relevant Instruments) notify the relevant Issuer if it has not received from such Issuer in the manner provided herein full payment on the due date of any amount with respect to the Instruments.

        (c) If the Fiscal Agent or, as the case may be, the Registrar has not received the full amount payable by the due date but receives such amount later it shall:

                (i)   forthwith so notify the other Paying Agents; and

                (ii) forthwith give notice to the holders of the Instruments in accordance with Condition 14 that it has received such full amount.

6.6 All moneys paid to the Registrar by the relevant Issuer in respect of any Instrument shall be held by the Registrar from the moment when such moneys are received until the time of actual payment thereof, upon trust to apply the same in accordance with Section 8, and the Registrar shall not be obliged to repay any such amount unless or until the claims against such Issuer in respect of the relevant Registered Instruments are prescribed or the relevant payment becomes void or ceases in accordance with the terms and conditions, in which event it shall forthwith repay to the relevant Issuer such portion of such amount as relates to such claims in respect of the relevant Registered Instruments by paying the same by credit transfer to such account with such bank as the relevant Issuer may by notice to the Registrar have specified for the purpose.

7.      PAYMENTS TO HOLDERS OF BEARER INSTRUMENTS

7.1 Each Paying Agent shall make payments of interest, principal or, as the case may be, redemption amount in respect of Bearer Instruments in accordance with the terms and conditions applicable thereto (and, in the case of a Temporary Global Instrument or a Permanent Global Instrument, the terms thereof) Provided that:

        (a) if any Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument or Coupon is presented or surrendered for payment to any Paying Agent and such Paying Agent has delivered a replacement therefor or has been notified that the same has been replaced, such Paying Agent shall forthwith notify the Fiscal Agent (which shall immediately notify the relevant Issuer) of such presentation or surrender and shall not make payment against the same until it is so instructed in writing by such Issuer and has received the amount to be so paid;

        (b) if any Temporary Global Instrument or Permanent Global Instrument is presented or surrendered for payment to any Paying Agent other than the Fiscal Agent, such Paying Agent shall (without prejudice to Clause 7.3) forthwith notify the Fiscal Agent of that fact;

        (c) unless and until the full amount of any payment has been transferred to the Fiscal Agent, none of the Paying Agents shall be bound to make payments on behalf of the relevant Issuer in respect of the Instruments;

        (d) in the absence of contrary notification from the Fiscal Agent on the due date for any payment in respect of the Instruments of any Series, the Paying Agents shall assume that the Fiscal Agent has received the full amount so due in respect of such Instruments and shall be entitled:

                (i) to pay maturing Instruments and Coupons in accordance with the terms and conditions; and

                (ii)  to claim any amounts so paid by it from the Fiscal Agent;

        (e) each Paying Agent shall (in the case of the Temporary Global Instrument or Permanent Global Instrument, in accordance with the directions of the Fiscal Agent) cancel or procure the cancellation of each Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument (in the case of early redemption, together with such unmatured Coupons or unexchanged Talons as are attached to or are surrendered with it at the time of such redemption), or, as the case may be, Coupon against surrender of which it has made full payment and shall (if such Paying Agent is not the Fiscal Agent) forthwith deliver or procure the delivery of each Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument (together with as aforesaid) or Coupon so cancelled by it to the Fiscal Agent together with all relevant details; and

        (f) in the case of payment of interest, principal or, as the case may be, redemption amount against presentation of a Temporary Global Instrument or a Permanent Global Instrument or in the case of payment of an instalment in respect of an Instalment Instrument against presentation of a Definitive Instrument, the relevant Paying Agent shall (in the case of the Temporary Global Instrument or Permanent Global Instrument, in accordance with the directions of the Fiscal Agent) note or procure that there is noted on the Schedule thereto, or in the absence of a Schedule, on the face thereof, the amount of such payment and, in the case of payment of principal or redemption amount, the remaining principal amount of the relevant Instrument (which shall be the previous principal amount less the amount of principal or, as the case may be, the principal amount in respect of which redemption amount has then been paid) and shall procure the signature of such notation on its behalf.

7.2 None of the Paying Agents shall exercise any lien, right of set-off or similar claim against any person to whom it makes any payment under Clause 7.1 in respect thereof, nor shall any commission or expense be charged by it to any such person in respect thereof.

7.3 If a Paying Agent other than the Fiscal Agent makes any payment in accordance with Clause 7.1:

        (a) it shall notify the Fiscal Agent of the amount so paid by it, the serial number of the Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument or Coupon against presentation or surrender of which payment of interest, principal or redemption amount was made and the number of Coupons by maturity against which payment of interest was made; and

        (b) the Fiscal Agent shall on demand promptly reimburse such Paying Agent for the amount so properly paid by it by payment out of the funds received by it under Clause 6.1 of an amount equal to the amount so paid by it by paying the same by credit transfer to such account with such bank as such Paying Agent may by notice to the Fiscal Agent have specified for the purpose.

7.4 If the Fiscal Agent makes any payment in accordance with Clause 7.1 out of its own funds, it shall be entitled to appropriate for its own account out of the funds received by it under Clause 6.1 an amount equal to the amount so paid by it.

7.5 If at any time and for any reason a Paying Agent makes a partial payment in respect of any Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument or Coupon surrendered for payment to it, such Paying Agent shall endorse thereon a statement indicating the amount and date of such payment.

8.      PAYMENTS TO HOLDERS OF REGISTERED INSTRUMENTS

8.1 The Registrar shall make payments of interest, principal or, as the case may be, redemption amount in respect of Registered Instruments in accordance with the terms and conditions applicable thereto Provided that unless and until the full amount of any payment has been transferred to the Registrar, the Registrar shall not be bound to make payments on behalf of the Instruments.

8.2 The Registrar shall not exercise any lien, right of set-off or similar claim against any person to whom it makes any payment under Clause 8.1 in respect thereof, nor shall any commission or expense be charged by it to any such person in respect thereof.

8.3 If a Registrar makes any payment in accordance with Clause 8.1 out of its own funds, it shall be entitled to appropriate for its own account out of the funds received by it under Clause 6.1 an amount equal to the amount so paid by it.

8.4 If at any time and for any reason a Registrar makes a partial payment in respect of any Registered Instrument surrendered for payment to it, such Registrar shall endorse thereon a statement indicating the amount and date of such payment.

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9.      MISCELLANEOUS DUTIES OF THE FISCAL AGENT AND THE PAYING AGENTS

CANCELLATION, DESTRUCTION AND RECORDS

9.1     The Fiscal Agent shall:

        (a) maintain a complete record of all Temporary Global Instruments, Permanent Global Instruments, Definitive Instruments and Coupons delivered hereunder and of their redemption, payment, exchange, cancellation, mutilation, defacement, alleged destruction, theft or loss or replacement Provided that no record need be maintained of the serial numbers of Coupons save insofar as that a record shall be maintained of the serial numbers of unmatured Coupons missing at the time of redemption or other cancellation of the relevant Definitive Instruments and of any subsequent payments against such Coupons and shall send forthwith to the other Paying Agents a list of any unmatured Coupons and/or unexchanged Talons missing upon redemption of the relevant Definitive Instrument;

        (b) maintain a record of all certifications received by it in accordance with the provisions of any Temporary Global Instrument;

        (c) upon request by an Issuer, inform such Issuer of the spot rate of exchange quoted by it for the purchase of the currency in which the relevant Instruments are denominated against payment of United States dollars (or such other currency specified by such Issuer) on the date on which the Relevant Agreement (as defined in the Dealership Agreement) in respect of such Instruments was made;

        (d) in relation to each series of Instruments the terms and conditions applicable to which provide that the rate of interest or redemption amount or any calculation applicable thereto shall be determined by the Fiscal Agent, determine such rate of interest or redemption amount or make such calculation from time to time on the basis therein and take all such actions as may to it seem reasonably incidental thereto including, without limitation, the notification of all rates and amounts so determined and the maintenance of all appropriate records; and

        (e) make such records available for inspection at all reasonable times by the relevant Issuer and the other Paying Agents.

9.2 The Paying Agents shall make available to the Fiscal Agent such information as may reasonably be required for the maintenance of the records referred to in Clause 9.1.

9.3 In relation to any Instruments purchased by any Issuer or any of its affiliated companies, the relevant Issuer may deliver to the Fiscal Agent Definitive Instruments and unmatured Coupons appertaining thereto for cancellation or, as the case may be, may procure the delivery to the Fiscal Agent of a Temporary Global Instrument or a Permanent Global Instrument with instructions to cancel a specified aggregate principal amount of Instruments represented thereby (which instructions shall be accompanied by evidence satisfactory to the Fiscal Agent that the relevant Issuer is entitled to give such instructions) whereupon the Fiscal Agent shall cancel such Definitive Instruments and

        Coupons or, as the case may be, note or procure that there is noted on the Schedule to, or in the absence of a Schedule, on the face of, such Temporary Global Instrument or Permanent Global Instrument the aggregate principal amount of Instruments so to be cancelled and the remaining principal amount thereof (which shall be the previous principal amount thereof less the aggregate principal amount of the Instruments so cancelled) and shall procure the signature of such notation on its behalf.

9.4 As soon as possible (and in any event within three months) after each interest or other payment date in relation to any Series of Bearer Instruments, after each date on which Instruments are cancelled in accordance with Clause 9.3, and after each date on which the Instruments fall due for redemption, the Fiscal Agent shall notify the relevant Issuer and the other Paying Agents (on the basis of the information available to it) of:

        (i) the aggregate principal amount paid on, and the serial numbers of all Instruments redeemed, surrendered and cancelled and the serial numbers of any Definitive Instruments which have not yet been surrendered for payment;

        (ii) for each date for the payment of interest, the total number of Coupons paid and the aggregate amount paid thereon;

        (iii) the aggregate principal amount and serial numbers of Instruments purchased and cancelled; and

        (iv) the total number by maturity date of unmatured Coupons missing from Instruments redeemed or purchased and surrendered and the serial numbers of the Instruments to which such missing unmatured Coupons appertained.

9.5 The Fiscal Agent shall (unless the relevant Issuer otherwise requests) destroy each Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument and Coupon delivered to or cancelled by it in accordance with Clauses 4.11, 4.13, paragraph (d) of Clause 7.1, Clause 9.14, Clause 11.13 or (where there is no principal amount remaining of such Temporary Global Instrument or Permanent Global Instrument) delivered to and cancelled by it in accordance with Clause 9.3, in which case it shall as soon as possible (and in any event within 3 months of such destruction) furnish the relevant Issuer with a certificate as to such destruction and specifying the serial numbers of the Temporary Global Instrument, Permanent Global Instrument, Definitive Instruments in numerical sequence and the total number by maturity date of Coupons (distinguishing Talons) so destroyed.

MEETINGS OF HOLDERS OF INSTRUMENTS

9.6 Each Paying Agent shall, at the request of the holder of any Bearer Instrument issue voting certificates and block voting instructions in a form and manner which comply with the provisions of the Fifth Schedule (except that it shall not be required to issue the same less than forty-eight hours before the time fixed for any meeting therein provided for) and will perform the other functions specified in the Fifth Schedule. The provisions contained in the Fifth Schedule will have full effect in the like manner as if they had been expressly incorporated herein in full. Each Paying Agent shall keep a full record of voting certificates and block voting instructions issued by it and will give to the relevant

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        Issuer not less than twenty-four hours before the time appointed for any meeting or adjourned meeting full particulars of all voting certificates and block voting instructions issued by it in respect of such meeting or adjourned meeting.

DOCUMENTS AND FORMS

9.7 The Issuer shall provide to the Fiscal Agent for distribution among the Paying Agents:

        (a)     specimen Instruments;

        (b) sufficient copies of all documents required to be available for issue or inspection as provided in the Information Memorandum or, in relation to any Instruments, the terms and conditions or Pricing Supplement in respect of such Instruments; and

        (c) in the event that the provisions of such Condition become relevant in relation to any Instruments, the certificate contemplated under the Condition headed "Early Redemption for Taxation Reasons".

9.8 Each Paying Agent shall make available for examination or use during normal business hours at its specified office such documents as may be specified as so available at the specified office of such agent in the Information Memorandum or, in relation to any Instruments, the terms and conditions or Pricing Supplement in respect of such Instruments, or as may be required by any stock exchange on which the Instruments may be listed and, without prejudice to the generality of the foregoing, the Fiscal Agent and the Paying Agent with its specified office in Luxembourg shall make available for examination or use during normal business hours at its specified office copies of the Information Memorandum and each Pricing Supplement and all other documents listed in paragraph 8 of the General Information section of the Information Memorandum and, in the event that the provisions of such Condition become relevant, the certificate contemplated in the Condition headed "Early Redemption for Taxation Reasons".

NOTIFICATIONS

9.9 The Fiscal Agent shall make all necessary notifications (including the submission of documents or reports where required) to and with the Bank of England and the Ministry of Finance in Japan in connection with Instruments denominated in Pounds Sterling and Yen respectively and other similar notifications (including the submission of documents or reports where required) as may be required in respect of any other Instruments. Within one week after the end of each calendar month, the Fiscal Agent shall notify the Bank of England of the principal amount of each Tranche of Instruments denominated in Sterling (i) outstanding as at the end of the relevant calendar month and (ii) issued and redeemed since the previous such notification (or since the date of this Fiscal Agency Agreement, as the case may be). Such notification shall be made even if no such Instruments were outstanding as at such time or issued or redeemed during such calendar month. Such notification shall be consistent with the requirements from time to time of the Bank of England. Within fifteen days after the end of each calendar month, the Fiscal Agent shall submit a report in Japanese to the Ministry of Finance in Japan in respect of each Tranche of Instruments denominated in Yen issued during the relevant

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        calendar month. Such report shall be submitted even if no such
        Instruments were issued during such calendar month. Such report shall be consistent with the requirements from time to time of the Ministry of Finance of Japan.

9.10 The Fiscal Agent agrees with each Issuer that, to the extent that it is notified by each relevant Dealer that the distribution of the Instruments of any Tranche is complete it will notify the relevant Issuer and the relevant Dealers of the completion of distribution of the Instruments of any Tranche which are sold to or through more than one Dealer as contemplated in Schedule 1 to the Dealership Agreement.

NOTICES

9.11 Forthwith upon receipt by the Fiscal Agent of any notice or other communication from or on behalf of the holder of any Instrument in relation to any Instrument, the Fiscal Agent shall forward a copy of the notice or communication to the relevant Issuer. Each of the Paying Agents agrees to notify the Fiscal Agent forthwith in the event that it receives any such notice or communication.

9.12 The Fiscal Agent shall, upon and in accordance with the instructions of the relevant Issuer but not otherwise promptly arrange for the publication of any notices required to be given to the holders of Bearer Instruments in accordance with the terms and conditions of the relevant Instruments or required to comply with the requirements of any stock exchange on which the relevant Instruments may be listed and shall supply a copy thereof to each other Paying Agent.

INDEMNITY

9.13 Each of the Paying Agents shall severally indemnify the Issuers and each of them against any direct loss, liability, cost, claims, action, demand or expense incurred by such Issuer as a result of or arising out of or in relation to or in connection with any breach by such Paying Agent, or any person acting on its behalf, of the terms of this Agreement, or as a result of its wilful misconduct, negligence or bad faith or that of its agents, officers or employees. The Issuers and each of them shall remain entitled to the benefit and each of the Paying Agents shall be subject to the provisions of this Clause 9.13 notwithstanding the provisions of Clause 14.6.

EXCHANGE OF BEARER INSTRUMENTS FOR REGISTERED INSTRUMENTS

9.14 In relation to any Series comprising Bearer and Registered Instruments, the Fiscal Agent shall receive requests to effect exchanges of Bearer Instruments for Registered Instruments together with the relevant Bearer Instruments, inform the Registrar (specifying (i) the aggregate principal amount of such Bearer Instruments, (ii) the name(s) and address(es) to be entered on the Register as the holder(s) of the Registered Instrument(s) and (iii) the denomination(s) of the Registered Instrument(s)) and assist in the issue of the Registered Instrument(s) in accordance with the terms and conditions applicable thereto and in accordance with the Regulations. The Fiscal Agent shall, on the exchange date (as defined in Condition 2.06) applicable to such exchange of Bearer Instruments for Registered Instruments, cancel such Bearer Instruments.

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10.     EARLY REDEMPTION

10.1 If an Issuer intends (other than consequent upon an Event of Default) to redeem all or any of the Instruments prior to their stated maturity date it shall not less than 15 days prior to the latest date for the publication of the notice of redemption required to be given to the holders of any Instruments, give notice of such intention to the Fiscal Agent or, in the case of Registered Instruments, the Registrar (copied to the Fiscal Agent) stating the date on which such Instruments are to be redeemed.

10.2 In respect of any Instruments to which Condition 6.06 applies or which carries any other right of redemption at the option of the holders of such Instruments, the relevant Issuer will provide the Paying Agents or, in the case of Registered Instruments, the Registrar with copies of the form of the current redemption notice and the Paying Agents or, as the case may be, the Registrar will make available forms of the current redemption notice to holders of Instruments upon request during usual business hours at their respective specified offices. Upon receipt of any Instrument deposited in the exercise of such option, the Paying Agent or, in the case of Registered Instruments, the Registrar with which such Instrument is deposited shall hold such Instrument (together with, in the case of a Definitive Instrument, any Coupons relating to it deposited with it) on behalf of the depositing holder of such Instrument (but shall not, save as provided below, release it) until the due date for redemption of the relevant Instrument consequent upon the exercise of such option, when, subject as provided below, it shall present such Instrument (and any such Coupons) to itself for payment in accordance with the terms and conditions of the relevant Instruments and shall pay such moneys in accordance with the directions of the holder of the Instrument contained in the relevant redemption notice. If, prior to such due date for its redemption, such Instrument becomes immediately due and payable by reason of an Event of Default or if upon due presentation payment of such redemption moneys is improperly withheld or refused, the Paying Agent concerned or, as the case may be, the Registrar shall without prejudice to the exercise of such option mail such Instrument (together with any such Coupons) by uninsured post to, and at the risk of, the holder of the relevant Instrument at such address as may have been given by such holder in the relevant redemption notice.

10.3 At the end of any applicable period for the exercise of such option or, as the case may be, not later than 7 days after the latest date for the exercise of such option in relation to a particular date, in relation to Bearer Instruments each Paying Agent shall promptly notify the Fiscal Agent of the principal amount of the Instruments in respect of which such option has been exercised with it together with their serial numbers and the Fiscal Agent shall promptly notify such details to the relevant Issuer.

10.4 At the end of any applicable period for the exercise of such option or, as the case may be, not later than 7 days after the latest date for the exercise of such option in relation to a particular date, in relation to Registered Instruments, the Registrar shall promptly notify the relevant Issuer of the principal amount of the Instruments in respect of which such option has been exercised together with their serial numbers.

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11.      MISCELLANEOUS DUTIES OF THE REGISTRARS

CANCELLATION AND RECORDS

11.1 Each Registrar shall maintain in relation to each Series of Registered Instruments in relation to which it is appointed as registrar a register (each a "Register"), which shall be kept in accordance with the terms and conditions applicable to such Series of Registered Instruments and the Regulations. Each Register shall show the aggregate principal amount and date of issue of each Tranche comprising the relevant Series of Registered Instruments, the names and addresses of the initial holders thereof and the dates of all transfers to, and the names and addresses of, all subsequent holders thereof. The Registrar shall further, in relation to each Series of Registered Instruments the terms and conditions applicable to which provide that the rate of interest or redemption amount or any calculation applicable thereto shall be determined by such Registrar, determine such rate of interest or redemption amount or make such calculation from time to time on the basis therein provided and take all such action as may to it seem reasonably incidental thereto including, without limitation, the notification of all rates and amounts so determined and the maintenance of all appropriate records. The Registrar shall make each Register and all such records available for inspection at all reasonable times by the relevant Issuer.

11.2 The Registrar shall by the issue of new Registered Instruments, the cancellation of old Registered Instruments and the making of entries in the relevant Register give effect to transfers of Registered Instruments in accordance with the terms and conditions applicable thereto and in accordance with the Regulations.

11.3 In relation to any Instruments purchased by any Issuer or any of its affiliated companies, the relevant Issuer may from time to time deliver to the Registrar such Registered Instruments of which it is the holder for cancellation, whereupon such Registrar shall cancel the same and shall make the corresponding entries in the relevant Register.

11.4 As soon as possible (and in any event within three months) after each date on which Registered Instruments are cancelled in accordance with Clause 11.3 or fall due for redemption, the Registrar shall notify the relevant Issuer of:

        (i) the aggregate principal amount paid on, and the serial numbers of all Registered Instruments redeemed, surrendered and cancelled and the serial numbers of any Registered Instruments (and the names and addresses of the holders thereof) which have not yet been surrendered for payment; and

        (ii) the aggregate principal amount and serial numbers of Registered Instruments purchased and cancelled.

11.5 Each of the Issuers shall ensure that each Registrar has available to it supplies of such Registered Instruments as shall be necessary in connection with the transfer of Registered Instruments under this
        Section 11.

11.6 The Registrar shall, upon and in accordance with the instructions of the relevant Issuer but not otherwise, promptly arrange for the despatch of any notices required to be given to the holders of Registered Instruments in accordance with the terms and conditions of

                                      -22-
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        the relevant Instruments or required to comply with the requirements of any stock exchange on which the relevant Instruments may be listed.

MEETINGS OF HOLDERS OF INSTRUMENTS

11.7 The Registrar shall, at the request of the holder of any Registered Instrument, issue voting certificates and block voting instructions in a form and manner which comply with the provisions of the Fifth Schedule (except that it shall not be required to issue the same less than forty-eight hours before the time fixed for any meeting therein provided for) and shall make available at the request of the holder of any Registered Instrument, forms of proxy in a form and manner which comply with the provisions of the Fifth Schedule and will comply with the other functions specified in the Fifth Schedule. The provisions contained in the Fifth Schedule will have full effect in the like manner as if they had been expressly incorporated herein in full. The Registrar shall keep a full record of voting certificates and block voting instructions issued by it and will give to the relevant Issuer not less than twenty-four hours before the time appointed for any meeting or adjourned meeting, full particulars of all voting certificates and block voting instructions issued by it in respect of such meeting or adjourned meeting.

DOCUMENTS AND FORMS

11.8    The Issuer shall provide to the Registrar:

        (a)     specimen Instruments;

        (b) sufficient copies of all documents required to be available for issue or inspection as provided in the Information Memorandum or, in relation to any Instruments, the terms and conditions or Pricing Supplement in respect of such Instruments; and

        (c) in the event that the provisions of such Condition become relevant in relation to any Instruments, the certificate contemplated under the Condition "Early Redemption for Taxation Reasons".

11.9 The Registrar shall make available for examination or use during normal business hours at its specified office such documents as may be specified as so available at the specified office of such agent in the Information Memorandum or, in relation to any Instruments, the terms and conditions or Pricing Supplement in respect of such Instruments or as may be required by any stock exchange on which the Instruments may be listed and, without prejudice to the generality of the foregoing, shall make available for examination or use during normal business hours at its specified office copies of the Information Memorandum and each Pricing Supplement and all other documents listed in paragraph 8 of the General Information section of the Information Memorandum and, in the event that the provisions of such Condition become relevant, the certificate contemplated in the Condition headed "Early Redemption for Taxation Reasons".

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

PROVISION OF INFORMATION

11.10 The Registrar shall provide the Fiscal Agent with all such information as the Fiscal Agent may reasonably require in order to perform the obligations set out in Clause 9.9 hereof.

INDEMNITY

11.11 The Registrar shall severally indemnify the Issuers and each of them against any direct loss, liability, cost, claims, action, demand or expense incurred by such Issuer as a result of or arising out of or in relation to or in connection with any breach by the Registrar, or any person acting on its behalf, of the terms of this Agreement, or as a result of its wilful misconduct, negligence or bad faith or that of its agents, officers or employees. The Issuers and each of them shall remain entitled to the benefit and the Registrar shall be subject to the provisions of this Clause 11.11 notwithstanding the provisions of Clause 14.6.

11.12 Forthwith upon receipt by the Registrar of any notice or other communication from or on behalf of the holder of any Instrument in relation to any Instrument, the Registrar shall forward a copy of the notice or communication to the relevant Issuer.

EXCHANGES OF BEARER INSTRUMENTS FOR REGISTERED INSTRUMENTS

11.13 In relation to any Series comprising Bearer and Registered Instruments, by the receipt of requests for exchanges of Bearer Instruments for Registered Instruments together with the relevant Bearer Instruments (or notifications from the Fiscal Agent of receipt thereof by the Fiscal Agent), the issue of Registered Instruments and the making of entries in the Register, give effect to exchanges of Bearer Instruments for Registered Instruments in accordance with the terms and conditions applicable thereto and in accordance with the Regulations.

        The Registrar shall forthwith upon the receipt of a request for the exchange of Bearer Instruments for Registered Instruments notify the Fiscal Agent thereof (specifying (i) the serial numbers of the Bearer Instruments, (ii) the aggregate principal amount of Instruments involved, and (iii) the exchange date (as defined in Condition 2.06) applicable thereto) and shall on the exchange date cancel the relevant Bearer Instruments and forward the same to the Fiscal Agent. The Registrar shall notify the relevant Issuer promptly of the exchange of Bearer Instruments for Registered Instruments, specifying the serial numbers of the Bearer Instruments and of the Registered Instruments issued in exchange therefor, the aggregate principal amount involved and the applicable exchange date.

12.     COMMISSIONS, FEES AND EXPENSES

12.1 The Fiscal Agent and the relevant Issuer shall separately agree from time to time as to the amount of any commissions, fees and expense reimbursements to which the Fiscal Agent, the Paying Agents and the Registrars will be entitled hereunder, and any and all such agreements shall be binding on all of the parties hereto.

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12.2    Each of the Issuers (on a several basis where the relevant tax or duty is attributable to the Instruments issued by it and the related Coupons but otherwise on a several basis for a proportion thereof which is the same proportion as the aggregate principal amount of Instruments issued by such Issuer and outstanding as at the relevant date for payment bears to the aggregate principal amount of Instruments issued under the Programme and outstanding as at the relevant date for payment) shall pay all stamp and other similar taxes and duties, if any, which may be payable on the execution of this Agreement, on the creation and issue of the Instruments issued by it and the related Coupons and the delivery of the Instruments pursuant to the Dealership Agreement.

13.     TERMS OF APPOINTMENT

13.1 Each of the Paying Agents and the Registrars may, in connection with its services hereunder:

        (a) (in the case of Bearer Instruments) except as ordered by a court of competent jurisdiction or as required by law and notwithstanding any notice to the contrary or any writing thereon, treat the bearer of any Instrument as the absolute owner thereof and make payments thereon accordingly;

        (b) refer any question relating to the ownership of any Instrument or Coupon or, without prejudice to Clause 5.2(ii), the adequacy or sufficiency of any evidence supplied in connection with the replacement of any Instrument or Coupon to the relevant Issuer for determination by such Issuer and rely upon any determination so made; and

        (c) after approval by the relevant Issuer such approval not to be unreasonably withheld, engage and pay for the advice or services of any leading firm of lawyers, or other leading experts, with recognised expertise in the relevant field whose advice or services may to it seem necessary and rely upon any advice so obtained. Any request for the relevant Issuer's approval of any such firm or expert must be answered by the Issuer within a reasonable time following such request, failing which such approval shall be assumed to have been given.

13.2 None of the Paying Agents or the Registrars shall have any obligations towards or relationship of agency or trust for or with any holder of the Instruments or Coupons (except as provided in Clauses 6.4 and 6.6 hereof) and shall be responsible only for performance of the duties and obligations expressly imposed upon them herein.

13.3 Each Paying Agent and Registrar and their officers, directors and employees may become the holder of, or acquire any interest in, any Instruments or Coupons with the same rights that it or they would have if it were not such agent or agents hereunder, and may engage or be interested in any transaction with any Issuer and may act on, or as depositary, trustee or agent for, any committee or body of holders of Instruments or Coupons or other obligations of any Issuer as freely as if it were not such agent or agents hereunder.

13.4 Each Issuer shall indemnify each Paying Agent and each Registrar against any direct loss, liability, claim, action, demand, reasonable cost or expense which it may properly incur or which may be made against it arising out of or in connection with its appointment or the exercise of its powers and performance of its duties hereunder in respect of Instruments issued by such Issuer, except such as may result from its wilful misconduct, negligence or bad faith or that of its agents, officers or employees. The foregoing indemnity shall not apply to any expenses of any Paying Agent or Registrar provided for pursuant to Clause 12.1.

14.     CHANGES IN AGENTS

14.1 Any Paying Agent or Registrar may resign its appointment as the agent of each Issuer in relation to the Instruments of each Issuer upon the expiration of not less than ninety days' prior written notice to that effect by such Paying Agent or, as the case may be, the Registrar to each Issuer (with a copy, if necessary, to the Fiscal Agent) Provided that:

        (a) any such notice which would otherwise expire within fifteen days before or after the maturity date of any Series of Instruments or any interest or other payment date in relation to any Series of Instruments shall be deemed, in relation to such Series only, to expire on the fifteenth day following such maturity date or, as the case may be, such interest or other payment date; and

        (b) in the case of (i) the Fiscal Agent, (ii) the only remaining Paying Agent or Registrar with its specified office in continental Europe (but outside the United Kingdom), (iii) so long as any Instruments are listed on the Luxembourg Stock Exchange and/or any other stock exchange, the Paying Agent or the Registrar with its specified office in Luxembourg and/or in such other place as may be required by such other stock exchange, (iv) the Registrar in respect of any Series of Instruments then outstanding, (v) in the circumstances described in Condition 9A.04, the Paying Agent with its specified office in New York City, (vi) the conclusions of the ECOFIN Council Meeting of 26-27 November 2000 being implemented, the Paying Agent appointed in an EU member state that is not obliged to withhold or deduct tax pursuant to any European Directive on the taxation of savings, implementing such conclusions, or (vii) in the case of Instruments issued by ACBV, the Paying Agent with its specified office outside of the European Union, such resignation shall not be effective until a successor thereto (which in the case of the Fiscal Agent and the Registrar shall be a bank or trust company of good standing and authorised to exercise corporate trust powers) has been appointed by the relevant Issuer as the agent of such Issuer in relation to the Instruments of such Issuer and notice of such appointment has been given in accordance with the terms and conditions, Provided that such successor, in the case of (ii), shall have its specified office in continental Europe (but outside the United Kingdom and, in the case of (iii), shall have its specified office in Luxembourg and/or in such other place as may be required by such stock exchange.

14.2 Each of the Issuers may revoke its appointment of any Paying Agent or Registrar as its agent in relation to the Instruments by not less than thirty days' notice to that effect to such Paying Agent or, as the case may be, such Registrar provided, however, that, in the case of (i) the Fiscal Agent, (ii) the only remaining Paying Agent or Registrar with its

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        specified office in continental Europe (but outside the United Kingdom),
        (iii) so long as any Instruments are listed on the Luxembourg Stock Exchange and/or any other stock exchange, the Paying Agent or Registrar with its specified office in Luxembourg and/or in such other place as may be required by such other stock exchange, (iv) the Registrar in respect of any Series of Instruments then outstanding or (v) in the circumstances described in Condition 9A.04, the Paying Agent with its specified office in New York City, (vi) the conclusions of the ECOFIN Council Meeting of 26-27 November 2000 being implemented, the Paying Agent appointed in an EU member state that is not obliged to withhold or deduct tax pursuant to any European Directive on the taxation of savings, implementing such conclusions, or (vii) in the case of Instruments issued by ACBV, the Paying Agent with its specified office outside of the European Union, such revocation shall not be effective until a successor thereto (which in the case of the Fiscal Agent and the Registrar shall be a bank or trust company of good standing and authorised to exercise corporate trust powers) has been appointed by the relevant Issuer as the agent of such Issuer in relation to the Instruments of such Issuer and notice of such appointment has been given in accordance with the terms and conditions, Provided that such successor, in the case of (ii), shall have its specified office in continental Europe (but outside the United Kingdom and, in the case of (iii), shall have its specified office in Luxembourg and/or in such other place as may be required by such stock exchange.

14.3 The appointment of any Paying Agent or Registrar as the agent of each of the Issuers in relation to the Instruments shall terminate forthwith if any of the following events or circumstances shall occur or arise, namely: such Paying Agent or, as the case may be, Registrar becomes incapable of acting; such Paying Agent or, as the case may be, Registrar is adjudged bankrupt or insolvent; such Paying Agent or, as the case may be, Registrar files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of a receiver, administrator or other similar official of all or any substantial part of its property or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof; a resolution is passed or an order is made for the winding-up or dissolution of such Paying Agent or, as the case may be, Registrar; a receiver, administrator or other similar official of such Paying Agent or, as the case may be, Registrar or of all or any substantial part of its property is appointed; an order of any court is entered approving any petition filed by or against such Paying Agent or, as the case may be, Registrar under the provisions of any applicable bankruptcy or insolvency law; or any public officer takes charge or control of such Paying Agent or, as the case may be, Registrar or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

14.4 Each of the Issuers may (and shall where necessary to comply with the terms and conditions applicable to any Instruments) appoint substitute or additional agents in relation to the Instruments and shall forthwith notify the other parties hereto thereof, whereupon the parties hereto and such substitute or additional agents shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form MUTATIS MUTANDIS of this Agreement.

14.5 Upon any resignation or revocation becoming effective under this Section 14, the relevant Paying Agent or, as the case may be, Registrar shall:

        (a) be released and discharged from its obligations under this Agreement (save that it shall remain entitled to the benefit of and subject to and bound by the provisions of Clause 9.13, 11.11, Clause 12.2, Section 13 and this Section 14);

        (b) repay to the relevant Issuer such part of any fee paid to it as referred to in Clause 12.1 as may be agreed between the relevant Paying Agent or, as the case may be, the Registrar and such Issuer;

        (c) in the case of the Fiscal Agent, deliver to the relevant Issuer and to the successor Fiscal Agent a copy, certified as true and up-to-date by an officer of the Fiscal Agent, of the records maintained by it in accordance with Section 9;

        (d) in the case of a Registrar, deliver to the relevant Issuer and to the successor Registrar a copy, certified as true and up-to-date by an officer of such Registrar, of each of the Registers and other records maintained by it in accordance with
                Section 11; and

        (e) forthwith transfer all moneys and papers (including any unissued Temporary Global Instruments, Permanent Global Instruments, Definitive Instruments, Coupons or, as the case may be, Registered Instruments held by it hereunder) to its successor in that capacity and, upon appropriate notice, provide reasonable assistance to such successor for the discharge by it of its duties and responsibilities hereunder.

14.6 Any corporation into which any Paying Agent or Registrar may be merged or converted, any corporation with which any Paying Agent or Registrar may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent or Registrar shall be a party, shall, to the extent permitted by applicable law (and provided, in the case of the Fiscal Agent or any Registrar that such corporation shall be a bank or trust company of good standing and authorised to execute corporate trust powers), be the successor to such Paying Agent or, as the case may be, Registrar as agent of the Issuers in relation to the Instruments without any further formality, whereupon the parties hereto and such successor agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form MUTATIS MUTANDIS of this Agreement. Notice of any such merger, conversion or consolidation shall forthwith be given by such successor to each of the Issuers and the other parties hereto.

14.7 If any Paying Agent or Registrar decides to change its specified office (which may only be effected within the same city) it shall give notice to each of the Issuers (with a copy, if necessary, to the Fiscal Agent) of the address of the new specified office stating the date on which such change is to take effect, which date shall be not less than thirty days after the date of such notice. The relevant Paying Agent or Registrar shall at its own expense not less than fourteen days prior to the date on which such change is to take effect (unless the appointment of the relevant Paying Agent or Registrar is to terminate pursuant to any of the foregoing provisions of this Section 14 on or prior to the date of such change) publish or cause to be published notice thereof in accordance with the terms and conditions.

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15.     SUBSTITUTION

15.1 As provided in Condition 15 of the terms and conditions of the relevant Instruments, the Issuer may be replaced, and ABB Ltd or any direct or indirect subsidiary of ABB Ltd may be substituted for the Issuer, as principal debtor in respect of the Instruments without the consent of the Holders of the Instruments or Coupons. If the Issuer shall determine that ABB Ltd or any such subsidiary shall become the principal debtor (in such capacity, the "SUBSTITUTED DEBTOR"), the Issuer shall give not less than 30 nor more than 45 days' notice, in accordance with Condition 14, to the Holders of the Instruments of such event and, immediately on the expiry of such notice, the Substituted Debtor shall enter into a Deed of Assumption, substantially in the form set out in the Sixth Schedule hereto, and become the principal debtor in respect of the Instruments in place of the Issuer and the Holders of the Instruments shall thereupon cease to have any rights or claims whatsoever against the Issuer. However, no such substitution shall take effect (i) if the Substituted Debtor is any other subsidiary of ABB Ltd, until such Substituted Debtor shall have entered into a keep-well agreement with ABB Ltd substantially in the form of the Keep-Well Agreement (as defined in the terms and conditions of the relevant Instruments), (ii) until such Substituted Debtor shall have executed a deed of covenant substantially in the form of the Deed of Covenant (as defined in the terms and conditions of the relevant Instruments), (iii) in any case, until the Substituted Debtor shall have provided to the Fiscal Agent and (if applicable) the Registrar such documents as may be necessary to make the Deed of Assumption, the relevant Instruments, the Fiscal Agency Agreement, such deed of covenant and any such keep-well agreement the legal, valid and binding obligations of, as appropriate, the Substituted Debtor and ABB Ltd together with legal opinions either unqualified or subject only to normal, usual or appropriate qualifications and assumptions to the effect that the Instruments, the Fiscal Agency Agreement, the Deed of Assumption, such deed of covenant and any such keep-well agreement are legal, valid and binding obligations of, as appropriate, the Substituted Debtor and ABB Ltd; (iv) the Substituted Debtor shall have obtained all necessary governmental and regulatory approvals and consents, if any, in connection with the substitution and
        (v) the Substituted Debtor shall have appointed the process agent appointed by the Issuer in Condition 18.03 of the terms and conditions of the relevant Instruments as its agent in England to receive service of process on its behalf in relation to any legal action or proceedings arising out of or in connection with the relevant Instruments. Upon any such substitution, the Instruments and Coupons will, if necessary, be deemed to be modified in all appropriate respects.

15.2 The terms and conditions of the relevant Instruments shall, following any substitution effected in accordance with this Section, apply to the Substituted Debtor, amended as set out in the Schedule to the Deed of Assumption.

16.     FURTHER ISSUERS

16.1 Each of the Paying Agents and Registrars hereby agrees to act as the agent (in the capacity in which it was appointed hereunder) of (i) any Substituted Debtor as defined in (and where such substitution shall have taken effect as provided in) Condition 15 of the terms and conditions of the relevant Instruments or (ii) any New Issuer (as that expression is defined in Clause 10.2 of the Dealership Agreement) which shall have become party to the Dealership Agreement and which shall have (a) executed an agreement, in form and substance satisfactory to the Fiscal Agent, whereby such New Issuer agrees to be bound by the provisions of this Agreement and (b) provided to the Fiscal Agent such documents as may be necessary to make this Agreement its legal, valid and binding obligations (any such Substituted Debtor or New Issuer as described in (i) or (ii) above is herein referred to as a "FURTHER ISSUER").

16.2 Each of the Paying Agents and the Registrars hereby agrees that any Issuer in its capacity as such, shall be released from its obligations, undertakings and covenants under this Agreement upon such Issuer ceasing to be an Issuer pursuant to and in accordance with Clause 10.1 of the Dealership Agreement provided always that such release shall not affect any rights, liabilities or obligations accrued or incurred under this Agreement prior to the date upon which such release takes effect.

17.     NOTICES

All communications hereunder shall be in writing and shall be delivered to or telexed to or sent by facsimile (confirmed by letter sent by express airmail) to the following addresses:

        (a)     if to AIFLTD, to it at:

                Address:      10 Lefebvre Street
                              St. Peter Port
                              Guernsey GY1 6JN
                              Channel Islands

                Fax:          +44 1481 729 016
                Attention:    Business Administration

        with a copy to:

                ABB World Treasury Center
                Thurgauerstrasse 54
                CH-8050 Zurich
                Switzerland

                Fax:          +411 318 5858
                Attention:    Business Operations

        (b)     if to AFI, to it at:

                Address:      1209 Orange Street
                              Wilmington, DE 19801
                              United States of America

                Attention:    Secretary

        with a copy to:

                ABB Treasury Center (USA), Inc.
                One Stamford Plaza, 11th Floor
                P O Box 120071

                Stamford, Connecticut
                06912-0071 U.S.A.
                Fax:          +1 203 961 7860
                Attention:    Business Administration

        (c)     if to ACBV, to it at:

                Address:      Burgemeester Haspelslaan 65, 5F
                              1181 Amstelveen
                              The Netherlands
                Fax:          +31 20 445 9844
                Attention:    Business Administration

        with a copy to:

                ABB World Treasury Center
                Thurgauerstrasse 54
                CH-8050 Zurich
                Switzerland

                Fax:          +411 318 5858
                Attention:    Business Operations

        (d)     if to the Fiscal Agent at:

                Address:      Banque Generale du Luxembourg S.A.
                              50, Avenue J. F. Kennedy
                              L-2951 Luxembourg
                Telex:        3401 BGL lu
                Fax:          +352 4242 4200
                Attention:    Fiscal and Paying Agency Department

                (or in the case of a Fiscal Agent not originally a party hereto, specified by notice to the other parties hereto at or about the time of its appointment as the agent of the Issuers in relation to the Instruments).

                All communications relating to this Agreement between the Issuer and any of the Paying Agents or between the Paying Agents themselves shall be made through the Fiscal Agent;

        (e) if to a Registrar to it at the address, fax or telex number specified against its name in the Eighth Schedule (or, in the case of a Registrar not originally a party hereto, specified by notice to the other parties hereto at or about the time of its appointment as the agent of the Issuers in relation to the Instruments) for the attention of the person or department therein specified (or as aforesaid)

or, in any case, to such other address, telex number or fax number or for the attention of such other person or department as the addressee has by prior notice to the sender specified for the purpose.

Any notice sent by letter shall take effect at the time of delivery and any notice sent by telex shall take effect at the time of despatch provided that the correct answerback is received and any notice sent by facsimile transmission shall take effect upon receipt thereof. Where a notice is copied to another address such notice shall take effect at the time when the first of the notice or the copy takes effect.

18.     LAW AND JURISDICTION

18.1 This Agreement is governed by, and shall be construed in accordance with, English law.

18.2 Each Issuer hereby agrees for the exclusive benefit of each of the Paying Agents and the Registrars that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings (together referred to as "PROCEEDINGS") arising out of or in connection with this Agreement may be brought in such courts. Nothing contained in this clause shall limit any right to take Proceedings against any Issuer in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

18.3 Each Issuer hereby appoints ABB Limited of Orion House, 5 Upper St. Martin's Lane, London WC2H 9EA to accept service of any Proceedings on its behalf in England. If for any reason such process agent ceases to act as such or no longer has an address in England, each Issuer agrees to appoint a substitute process agent and notify the Fiscal Agent of such appointment and if any Issuer fails to make any such appointment within twenty-one days, the Fiscal Agent shall be entitled to appoint such a person by notice to such Issuer.

18.4 Nothing contained herein shall affect the right to serve process in any other manner permitted by law.

19.     MODIFICATION

This Agreement may be amended by the Issuers and the Fiscal Agent, without the consent of the other Paying Agents or the Registrars or the Holder of any Instrument or Coupon, for the purposes of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein, or in any manner which the Issuer and the Fiscal Agent may deem necessary or desirable and which shall not be inconsistent with the Instruments or Coupons and which will not, in the opinion of the Issuer and the Fiscal Agent, be materially prejudicial to the interests of the Holders of the Instruments, the Coupons or the Paying Agents or the Registrars.

20.     COUNTERPARTS

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when so executed shall constitute one and the same binding agreement between the parties.

21.     CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Fiscal Agency Agreement.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

                               THE FIRST SCHEDULE

                       FORM OF TEMPORARY GLOBAL INSTRUMENT

[THIS INSTRUMENT CONSTITUTES [COMMERCIAL PAPER]/[A SHORTER/LONGER] TERM DEBT SECURITY] ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER SECTION 4 OF THE BANKING ACT 1987](1)

Series Number: [   ]                                       Serial Number: [    ]

THE SECURITIES REPRESENTED BY THIS TEMPORARY GLOBAL INSTRUMENT HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS USED IN THIS PARAGRAPH HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                       [ABB INTERNATIONAL FINANCE LIMITED
               (INCORPORATED WITH LIMITED LIABILITY IN GUERNSEY)]

                                [ABB FINANCE INC.
         (INCORPORATED IN THE STATE OF DELAWARE WITH LIMITED LIABILITY)]

                                [ABB CAPITAL B.V.
     (INCORPORATED IN THE NETHERLANDS WITH LIMITED LIABILITY AND HAVING ITS
                        STATUTORY DOMICILE AT AMSTERDAM)]

                           TEMPORARY GLOBAL INSTRUMENT
                               representing up to
                     [AGGREGATE PRINCIPAL AMOUNT OF TRANCHE]
                             [TITLE OF INSTRUMENTS]

This Temporary Global Instrument is issued in respect of an issue of [DESCRIPTION OF INSTRUMENTS INCLUDING AGGREGATE PRINCIPAL AMOUNT OF TRANCHE]
(the "INSTRUMENTS") by [    ] (the "ISSUER").

The Issuer for value received promises, all in accordance with the terms and conditions [attached hereto/set out in the information memorandum prepared by the Issuer and dated 30 May 2001 and the pricing supplement prepared in relation to the Instruments ("PRICING SUPPLEMENT")] to pay to the bearer upon presentation and, if appropriate, surrender hereof on [MATURITY DATE] [by [ ] [equal] successive [semi-annual/quarterly/other] instalments on the dates specified in the Pricing Supplement](2) or on such earlier date as the same may become payable in accordance therewith the principal amount of [AGGREGATE PRINCIPAL AMOUNT OF TRANCHE] (as reduced from time to time in accordance with such terms and conditions) or such

----------
(1) Delete if Instrument is not denominated in Sterling and the issue proceeds are not accepted in the United Kingdom.

(2)     Insert only where Instruments are Instalment Instruments.

lesser amount as is equal to the outstanding principal amount of the Instruments represented by this Temporary Global Instrument or such other redemption amount as may be specified therein [and to pay in arrear on the dates specified therein interest on the principal amount hereof from time to time at the rate or rates specified therein], all subject to and in accordance with such terms and conditions.

[The Issuer of this Instrument is [   ], which is not an authorised institution
or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997).](3)

Except as specified herein, the bearer of this Temporary Global Instrument is entitled to the benefit of the terms and conditions referred to above and of the same obligations on the part of the Issuer as if such bearer were the bearer of the Instruments represented hereby except that the bearer of this Temporary Global Instrument shall not prior to the Exchange Date (defined below) be entitled to receive payment of [the principal of or] interest on the Instruments except to the extent that, upon due presentation and surrender of this Temporary Global Instrument for exchange, delivery of the Permanent Global Instrument, or as the case may be Definitive Instruments or Registered Instruments is improperly withheld or refused, and all payments under and to the bearer of this Temporary Global Instrument shall be valid and effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Instruments.

This Temporary Global Instrument is exchangeable in whole or in part for a permanent global instrument (the "PERMANENT GLOBAL INSTRUMENT") representing the Instruments and in substantially the form (subject to completion) set out in the Second Schedule to a fiscal agency agreement dated 10 March 1993 and amended and restated on 30 May 2001 (as further supplemented, amended or replaced, the "FISCAL AGENCY AGREEMENT") and made between the Issuer and Banque Generale du Luxembourg S.A., in its capacity as fiscal agent (the "FISCAL AGENT", which expression shall include any successor to Banque Generale du Luxembourg S.A. in its capacity as such), Banque Generale du Luxembourg S.A. as principal registrar and certain other financial institutions named therein or, if so specified in the Pricing Supplement, for definitive instruments ("DEFINITIVE INSTRUMENTS") in substantially the form (subject to completion) set out in the Third Schedule to the Fiscal Agency Agreement [or for registered instruments ("REGISTERED INSTRUMENTS") in substantially the form (subject to completion) set out in the Fourth Schedule to the Fiscal Agency Agreement]. An exchange for a Permanent Global Instrument or Definitive Instruments [or Registered Instruments](4) will be made only on or after the date (the "EXCHANGE DATE") which is 40 days after the later of the date of issue of this Temporary Global Instrument and the completion (as notified to the Fiscal Agent by the Issuer) of the distribution of the Instruments represented by this Temporary Global Instrument and upon presentation or, as the case may be, surrender of this Temporary Global Instrument to the Fiscal Agent at its specified office in relation to the Instruments and upon and to the extent only of delivery to the Fiscal Agent of a certificate or certificates issued by the Euroclear System or Clearstream, Luxembourg, or by any other relevant clearing system and dated not earlier than the Exchange Date in substantially the form set out in Annex I hereto or, as the case

----------
(3) Delete if Instrument is not denominated in Sterling and the issue proceeds are not accepted in the United Kingdom.

(4) Insert only in the case of a Series comprising both Bearer and Registered Instruments issued by ABB Finance Inc. if the relevant Pricing Supplement specifies that Bearer Instruments are exchangeable for Registered Instruments.

may be, in the form that is customarily issued in such circumstances by such other clearing system. [An exchange for Registered Instruments will be made at any time upon presentation or, as the case may be, surrender of this Temporary Global Instrument to the Fiscal Agent at its specified office.](5) [Any Registered Instruments shall be made available in exchange in accordance with the terms and conditions applicable to the Instruments represented hereby and the Fiscal Agency Agreement (which shall apply as if the bearer of this Temporary Global Instrument were the bearer of the Instruments represented hereby).](6) Payments of interest otherwise falling due before the Exchange Date will be made only upon presentation of the Temporary Global Instrument to the Fiscal Agent at its specified office in relation to the Instruments and upon and to the extent only of delivery to the Fiscal Agent of a certificate or certificates issued by the Euroclear System or Clearstream, Luxembourg or by any other relevant clearing system and dated not earlier than the relevant interest payment date in substantially the form set out in Annex II hereto or, as the case may be, in the form that is customarily issued in such circumstances by such other clearing system.

In the event that (i) this Temporary Global Instrument is not duly exchanged, whether in whole or in part, for a Permanent Global Instrument or, as the case may be, Definitive Instruments [or Registered Instruments](6) by 6.00 p.m. (London time) on the thirtieth day after the time at which the preconditions to such exchange are first satisfied or (ii) any Instrument represented hereby becomes immediately redeemable following the occurrence of an Event of Default in relation thereto and is not duly redeemed (and the funds required for such redemption are not available to the Fiscal Agent for the purposes of effecting such redemption and remain available for such purpose) by 6.00 p.m. (London time) on the thirtieth day after the time at which such Instruments become immediately redeemable, then this Temporary Global Instrument will become void and the bearer will have no further rights hereunder (but without prejudice to the rights which such bearer or any other person having an interest in this Temporary Global Instrument immediately prior to it becoming void may have under a deed of covenant dated 10 March 1993 and executed by the Issuer in respect of the Instruments).

[On any occasion on which a payment of interest is made in respect of this Temporary Global Instrument, the Issuer shall procure that the Paying Agent to which such Temporary Global Instrument is presented notes the same on the Schedule hereto.]

On any occasion on which a payment of principal or redemption amount is made in respect of this Temporary Global Instrument or on which this Temporary Global Instrument is exchanged in whole or in part as aforesaid or on which Instruments represented by this Temporary Global Instrument are to be cancelled, the Issuer shall cause the Paying Agent to which such Temporary Global Instrument is presented to procure that (i) the aggregate principal amount of the Instruments in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are delivered in definitive [or registered form](4) or which are exchanged for a permanent global instrument or which are to be cancelled and (ii) the remaining principal amount of this Temporary Global Instrument (which shall be the previous

----------
(5) Insert only in the case of a Series comprising both Bearer and Registered Instruments issued by ABB International Finance Limited or ABB Capital B.V. (and not ABB Finance Inc.) if the relevant Pricing Supplement specifies that Bearer Instruments are exchangeable for Registered Instruments.

(6) Insert only in the case of a Series comprising both Bearer and Registered Instruments if the relevant Pricing Supplement specifies that Bearer Instruments are exchangeable for Registered Instruments.

principal amount hereof less the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Temporary Global Instrument shall for all purposes be as most recently so noted.

This Temporary Global Instrument is governed by, and shall be construed in accordance with, English law.

This Temporary Global Instrument shall not be valid for any purpose until authenticated for and on behalf of Banque Generale du Luxembourg S.A. as fiscal agent.

AS WITNESS the manual signature of two duly authorised officers on behalf of the Issuer.

                                  THE SCHEDULE

     PAYMENTS, DELIVERY OF DEFINITIVE INSTRUMENTS OR REGISTERED INSTRUMENTS,

                  EXCHANGE FOR PERMANENT GLOBAL INSTRUMENT AND

                           CANCELLATION OF INSTRUMENTS

--------------------------------------------------------------------------------------------------------------------------
Date of          Amount of     Amount   of     Aggregate       Aggregate      Aggregate       Remaining      Authorised
payment,         interest      principal or,   principal       principal      principal       principal      signature of
delivery or      then paid     as the case     amount of       amount of      amount of       amount of      the Fiscal
cancellation                   may be,         Definitive or   this           Instruments     this           Agent and/or
                               redemption      Registered      Temporary      then            Temporary      the Registrar
                               amount          Instruments     Global         cancelled       Global
                               then paid       then            Instrument                     Instrument
                                               delivered       then
                                                               exchanged
                                                               for the
                                                               Permanent
                                                               Global
                                                               Instrument

--------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------

[            ]    [           ]

By: [manual signature]    By: [manual signature]
    (DULY AUTHORISED)     (DULY AUTHORISED)

ISSUED in[    ] as of [    ] [ ]

AUTHENTICATED for and on behalf of
BANQUE GENERALE DU LUXEMBOURG S.A.
as fiscal agent

By: [manual signature]
    (DULY AUTHORISED)

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](7)

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](8)

----------
(7) Insert only where either (i) Issuer is AFI and the maturity of the Notes is more than 183 days or (ii) Issuer is AIFLTD or ACBV and the maturity of the Notes is more than one year.

(8) Insert only where Issuer is AFI and the maturity of the Notes is 183 days or less.

                                     ANNEX I

[Form of certificate to be given in relation to exchanges of this Temporary Global Instrument for a Permanent Global Instrument or Definitive Instruments or Registered Instruments issued by ABB Finance Inc. This Certificate is not required for Registered Instruments issued by ABB International Finance Limited or ABB Capital B.V.:]

        [NAME OF ISSUER]
        [AGGREGATE PRINCIPAL AMOUNT AND TITLE OF INSTRUMENTS]
        (the "SECURITIES")

        [This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "MEMBER ORGANISATIONS") substantially to the effect set forth in the Fiscal Agency Agreement as of the date hereof, [ ] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, estates or trust the income of which is subject to United States Federal income taxation regardless of its source or trusts (a) that are subject to the primary supervision of a court within the United States and the control of one or more United States persons as described in section 7701(a)(30) of the Code or (b) that have a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("FINANCIAL INSTITUTIONS")) purchasing for their own account or for resale, or (b) acquired the Securities through and are holding through on the date hereof foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.](7)

        This is [also](7) to certify with respect to [   ] principal amount of
        the above-captioned Securities, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Fiscal Agency Agreement.

        [As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its possessions include Puerto Rico, the U.S.

        Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.](9)

        We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

        We understand that this certification is required in connection [with certain tax laws and, if applicable,](7) certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

        Date: [      ](10)

        [EUROCLEAR BANK S.A./N.V., as operator of the Euroclear
        System/Clearstream Banking, societe anonyme ]

        By:    [authorised signature]

----------
(9) Delete this paragraph or provision in the case of exchanges of the Temporary Global Instrument for Registered Instruments issued by ABB Finance Inc.

(10)    To be dated not earlier than the Exchange Date.

                                    ANNEX II

[Form of certificate to be given in relation to payments of interest falling due before the Exchange Date:]

        [NAME OF ISSUER]

        [AGGREGATE PRINCIPAL AMOUNT AND TITLE OF INSTRUMENTS]
        (the "SECURITIES")

        This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "MEMBER ORGANISATIONS") substantially to the effect set forth in the Fiscal Agency Agreement as of the date hereof, [ ] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, estates or trust the income of which is subject to United States Federal income taxation regardless of its source or trusts (a) that are subject to the primary supervision of a court within the United States and the control of one or more United States persons as described in section 7701(a)(30) of the Code or (b) that have a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("FINANCIAL INSTITUTIONS")) purchasing for their own account or for resale, or (b) acquired the Securities through and are holding through on the date hereof foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

        This is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Fiscal Agency Agreement.

        As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its possessions include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

        We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

        We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

        Date: [     ] (11)

        [EUROCLEAR BANK S.A./N.V., as operator of the Euroclear
        System/Clearstream Banking, societe anonyme ]

        By:    [authorised signature]

----------
(11)    To be dated not earlier than the relevant interest payment date.

                                    ANNEX III

[Form of account-holder's certification referred to in the preceding certificates:]

[Note: This certificate is not required for Registered Instruments issued by ABB International Finance Limited or ABB Capital B.V.]

        [NAME OF ISSUER]

        [AGGREGATE PRINCIPAL AMOUNT AND TITLE OF INSTRUMENTS]
        (THE "SECURITIES")

        [This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, estates or trust the income of which is subject to the United States Federal income taxation regardless of its source or trusts (a) that are subject to the primary supervision of a court within the United States and the control of one or more United States persons as described in section 7701(a)(30) of the Code or (b) that have a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person ("UNITED STATES PERSONS"), (ii) are owned by United States person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (b) acquired above-captioned the Securities through and are holding through on the date hereof foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the above-captioned Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the above-captioned Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.](12)

        [This is [] to certify that, except as set forth below, the above-captioned Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the U.S. Securities Act of 1933, as amended (the "ACT")]. As used in this paragraph the term "U.S. PERSON" has the meaning given to it by Regulation S under the Act.](13)

----------
(12) Delete this paragraph or provision in the case of exchanges of the Temporary Global Instrument for Registered Instruments issued by ABB Finance Inc.

(13)    To be used solely in the case of Instruments issued by ABB Finance Inc.

        [This is also to certify that, except as set further below, the above-captioned Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. persons resident outside the United States who purchased the Securities in transactions outside the United States in accordance with Regulation S under the U.S. Securities Act of 1933, as amended the ("ACT"). As used in this paragraph the terms "U.S. PERSON" and "UNITED STATES" have the meanings given to them by Regulation S under the Act.](14)

        [As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.](12)

        We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

        This certification excepts and does not relate to [ ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

        We understand that this certification is required in connection with [certain tax laws and, if applicable,](12) certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

        Date: [     ](15)

        [ACCOUNT-HOLDER] AS OR AS AGENT FOR THE BENEFICIAL OWNER OF THE INSTRUMENTS.

By:     [authorised signature]

----------
(14) To be used in the case of Instruments issued by ABB International Finance Limited or ABB Capital B.V.

(15) To be dated not earlier than fifteen days before the Exchange Date or, as the case may be the relevant interest payment date.

                               THE SECOND SCHEDULE
                       FORM OF PERMANENT GLOBAL INSTRUMENT

THIS INSTRUMENT CONSTITUTES [COMMERCIAL PAPER]/[A SHORTER/LONGER] TERM DEBT SECURITY] ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER SECTION 4 OF THE BANKING ACT 1987](16)

Series Number: [    ]                                       Serial Number: [   ]

THE SECURITIES REPRESENTED BY THIS PERMANENT GLOBAL INSTRUMENT HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS USED IN THIS PARAGRAPH HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                       [ABB INTERNATIONAL FINANCE LIMITED
               (INCORPORATED WITH LIMITED LIABILITY IN GUERNSEY)]

                                [ABB FINANCE INC.
         (INCORPORATED IN THE STATE OF DELAWARE WITH LIMITED LIABILITY)]

                                [ABB CAPITAL B.V.
     (INCORPORATED IN THE NETHERLANDS WITH LIMITED LIABILITY AND HAVING ITS
                        STATUTORY DOMICILE AT AMSTERDAM)]

                           PERMANENT GLOBAL INSTRUMENT
                               representing up to

                     [AGGREGATE PRINCIPAL AMOUNT OF TRANCHE]
                             [TITLE OF INSTRUMENTS]

This Permanent Global Instrument is issued in respect of an issue of [DESCRIPTION OF INSTRUMENTS INCLUDING AGGREGATE PRINCIPAL AMOUNT OF TRANCHE]
(the "INSTRUMENTS") by [          ] (the "ISSUER").

The Issuer for value received promises, all in accordance with the terms and conditions [attached hereto/set out in the information memorandum prepared by the Issuer and dated 30 May 2001 and the pricing supplement prepared in relation to the Instruments ("PRICING SUPPLEMENT")], to pay to the bearer upon presentation and, if appropriate, surrender hereof on [MATURITY DATE] [by [ ] [equal] successive [semi-annual/quarterly/other] instalments on the dates specified in the Pricing Supplement](17) or on such earlier date as the same may become payable in accordance therewith the principal amount of [AGGREGATE PRINCIPAL AMOUNT OF TRANCHE] (as reduced from time to time in accordance with such terms and conditions) or such

----------
(16) Delete if Instrument is not denominated in Sterling and the issue proceeds are not accepted in the United Kingdom.

(17)    Insert only where Instruments are Instalment Instruments.

lesser amount as is equal to the outstanding principal amount of the Instruments represented by this Permanent Global Instrument or such other redemption amount as may be specified therein [and to pay in arrear on the dates specified therein interest on the principal amount hereof from time to time at the rate or rates specified therein], all subject to and in accordance with such terms and conditions.

[The Issuer of this Instrument is [   ], which his not an authorised institution
or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997).](18)

The bearer of this Permanent Global Instrument is entitled to the benefit of the terms and conditions referred to above and the same obligations on the part of the Issuer as if such bearer were the bearer of the Instruments represented hereby, and all payments under and to the bearer of this Permanent Global Instrument shall be valid and effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Instruments.

This Permanent Global Instrument will be exchangeable for definitive Instruments ("DEFINITIVE INSTRUMENTS") in substantially the form (subject to completion) set out in the Third Schedule to a fiscal agency agreement dated 10 March 1993 and amended and restated on 30 May 2001 (as further supplemented, amended or replaced, the "FISCAL AGENCY AGREEMENT") and made between the Issuer and Banque Generale du Luxembourg S.A. in its capacity as fiscal agent (the "FISCAL AGENT", which expression shall include any successor to Banque Generale du Luxembourg S.A. in its capacity as such), Banque Generale du Luxembourg S.A. as principal registrar and certain other financial institutions [or for registered instruments ("REGISTERED INSTRUMENTS") in substantially the form (subject to completion) set out in the Fourth Schedule to the Fiscal Agency Agreement or for a combination of Definitive Instruments and Registered Instruments](19) (a) if Euroclear Bank S.A./N.V., as operator of the Euroclear System (the "EUROCLEAR SYSTEM") or Clearstream Banking, societe anonyme ("CLEARSTREAM, LUXEMBOURG") or any other relevant clearing system is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business; (b) if any of the Instruments represented hereby becomes due and payable following an Event of Default (as defined in Condition 7) of the terms and conditions referred to above; or (c) at the option of the bearer hereof acting on behalf of the relevant beneficial owners of the interests in this Permanent Global Instrument and at the expense of such beneficial owners, and, in each case, upon the request of the bearer hereof on behalf of the relevant beneficial owners of the interests in this Permanent Global Instrument and at the expense of such beneficial owners. In order to make such request, the bearer hereof must, not less than forty-five days before the date upon which the delivery of such Definitive Instruments [and/or Registered Instruments](17) is required, deposit this Permanent Global Instrument with the Fiscal Agent at its specified office with the form of exchange notice endorsed hereon duly completed. On an exchange of the whole of this Permanent Global Instrument, this Permanent Global Instrument shall be surrendered to the Fiscal Agent. [Any Registered Instruments shall be made available in exchange in accordance with the terms and

----------
(18) Delete if Instrument is not denominated in Sterling and the issue proceeds are not accepted in the United Kingdom.

(19) Insert only in the case of a Series comprising both Bearer and Registered Instruments if the relevant Pricing Supplement specifies that Bearer Instruments are exchangeable for Registered Instruments.

conditions applicable to the Instruments represented hereby and the Fiscal Agency Agreement (which shall apply as if the bearer of this Permanent Global Instrument were the bearer of the Instruments represented hereby).](17) Any Definitive Instruments will be made available for collection by the persons entitled thereto at the specified office of the Fiscal Agent. If default is made by the Issuer in the required delivery of such Definitive Instruments [and/or, as the case may be, Registered Instruments](17) and such default is continuing at 6.00 p.m. (London time) on the thirtieth day after the day on which the relevant notice period expires, then this Permanent Global Instrument will become void and the bearer will have no further rights hereunder (but without prejudice to the rights which such bearer or any other person(s) having an interest in this Permanent Global Instrument immediately prior to it becoming void may have under a deed of covenant dated 10 March 1993 and executed by the Issuer in respect of the Instruments).

[On any occasion on which a payment of interest is made in respect of this Permanent Global Instrument, the Issuer shall procure that the Paying Agent to which this Permanent Global Instrument is presented notes the same on the Schedule hereto].

On any occasion on which a payment of principal or redemption amount is made in respect of this Permanent Global Instrument or on which this Permanent Global Instrument is exchanged as aforesaid or on which any Instruments represented by this Permanent Global Instrument are to be cancelled, the Issuer shall cause the Paying Agent to which this Permanent Global Instrument is presented to procure that (i) the aggregate principal amount of the Instruments in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are delivered in definitive [or registered form](17) or which are to be cancelled and (ii) the remaining principal amount of this Permanent Global Instrument (which shall be the previous principal amount hereof less the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Instrument shall for all purposes be as most recently so noted.

Insofar as the Temporary Global Instrument by which the Instruments were initially represented has been exchanged in part only for this Permanent Global Instrument and is then to be further exchanged as to the remaining principal amount or part thereof for this Permanent Global Instrument, then upon presentation of this Permanent Global Instrument to the Fiscal Agent at its specified office in relation to the Instruments and to the extent that the aggregate principal amount of such Temporary Global Instrument is then reduced by reason of such further exchange, the Issuer shall cause the Fiscal Agent to procure that (i) the aggregate principal amount of the Instruments in respect of which such further exchange is then made and (ii) the new principal amount of this Permanent Global Instrument (which shall be the previous principal amount hereof plus the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Instrument shall for all purposes be as most recently noted.

This Permanent Global Instrument is governed by, and shall be construed in accordance with, English law.

This Permanent Global Instrument shall not be valid for any purpose until authenticated for and on behalf of Banque Generale du Luxembourg S.A. as fiscal agent.

AS WITNESS the manual signature of two duly authorised officers on behalf of the Issuer.

                                  THE SCHEDULE

  PAYMENTS, DELIVERY OF DEFINITIVE OR REGISTERED INSTRUMENTS, FURTHER EXCHANGES
       OF THE TEMPORARY GLOBAL INSTRUMENT AND CANCELLATION OF INSTRUMENTS

-------------------------------------------------------------------------------------------------------------
Date of         Amount of    Amount of    Aggregate     Aggregate    Aggregate    Current       Authorised
payment,        interest     principal    principal     principal    principal    principal     signature
delivery,       then paid    or, as the   amount of     amount of    amount of    amount of     of the
further                      case may     exchanges     Instruments  exchanges    this          Fiscal
exchange of                  be,          for           then         for          Permanent     Agent
Temporary                    redemption   Definitive    cancelled    further      Global        and/or the
Global                       amount       Instruments                exchanges    Instrument    Registrar
Instrument or                then paid    or                         of
cancellation                              Registered                 Temporary
                                          Instruments                Global
                                          then                       Instrument
                                          delivered
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------

[                ]                                   [                ]


By:    [manual signature]                            By:    [manual signature]
       (DULY AUTHORISED)                                    (DULY AUTHORISED)

ISSUED in [          ] on [          ] [  ]

AUTHENTICATED for and on behalf of
BANQUE GENERALE DU LUXEMBOURG S.A.
as fiscal agent

By:    [manual signature]
       (DULY AUTHORISED)

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](20)

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](21)

----------
(20) Insert only where either (i) Issuer is AFI and the maturity of the Notes is more than 183 days or (ii) Issuer is AIFLTD or ACBV and the maturity of the Notes is more than one year.

(21) Insert only where Issuer is AFI and the maturity of the Notes is 183 days or less.

                                 EXCHANGE NOTICE

________________________, being the bearer of this Permanent Global Instrument at the time of its deposit with the Fiscal Agent at its specified office for the purposes of the Instruments, hereby exercises the option set out above to have this Permanent Global Instrument exchanged in whole or in part for Instruments in [definitive/registered form/[ ] in aggregate principal amount of Instruments in definitive form and [ ] in aggregate principal amount of Instruments in registered form]* and directs that such Instruments in definitive form be made available for collection by it from the Fiscal Agent's specified office and that such Instruments in registered form be made available in accordance with the terms and conditions applicable to the Instruments represented hereby and the Fiscal Agency Agreement.

---------------------------------

By:
     (DULY AUTHORISED)

*      Delete and complete, as appropriate

                               THE THIRD SCHEDULE

                  FORM OF DEFINITIVE INSTRUMENT ("ISMA" FORMAT)

[On the face of the Instrument:]

                                                [9999999+AAXXXXXXXXX9+XX+999999]

[DENOMINATION]

[THIS INSTRUMENT CONSTITUTES [COMMERCIAL PAPER]/[A SHORTER/LONGER] TERM DEBT SECURITY] ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER SECTION 4 OF THE BANKING ACT 1987](22)

THIS INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS USED IN THIS PARAGRAPH HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                       [ABB INTERNATIONAL FINANCE LIMITED
               (INCORPORATED WITH LIMITED LIABILITY IN GUERNSEY)]

                                [ABB FINANCE INC.
         (INCORPORATED IN THE STATE OF DELAWARE WITH LIMITED LIABILITY)]

                                [ABB CAPITAL B.V.
     (INCORPORATED IN THE NETHERLANDS WITH LIMITED LIABILITY AND HAVING ITS
                        STATUTORY DOMICILE AT AMSTERDAM)]

                     [AGGREGATE PRINCIPAL AMOUNT OF TRANCHE]
                             [TITLE OF INSTRUMENTS]

[         ] (the "ISSUER") for value received promises, all in accordance with the terms and conditions [endorsed hereon/attached hereto] [and the pricing supplement referred to therein and prepared in relation to the Instruments ("PRICING SUPPLEMENT")] to pay to the bearer upon presentation and, if appropriate, surrender hereof on [MATURITY DATE] [by [ ] [equal] successive [semi-annual/quarterly/other] instalments on the dates specified in the Pricing Supplement](23) or on such earlier date as the same may become payable in accordance therewith the principal amount of:

                      [DENOMINATION IN WORDS AND NUMERALS]

----------
(22) Delete if Instrument is not denominated in Sterling and the issue proceeds are not accepted in the United Kingdom.

(23)    Insert only where Instruments are Instalment Instruments.

[(, in the case of payment on such earlier date, as reduced from time to time in accordance with such terms and conditions)](19) or such other redemption amount as may be specified therein [and to pay in arrear on the dates specified therein interest on such principal amount [(as reduced from time to time in accordance with such terms and conditions)](19) at the rate or rates specified therein, all subject to and in accordance with such terms and conditions].

[The Issuer of this Instrument is [ ], which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) regulations 1997).](24)

[This [TITLE OF INSTRUMENT] shall not/Neither this [TITLE OF INSTRUMENT] nor any of the interest coupons appertaining hereto shall] be valid for any purpose until this [TITLE OF INSTRUMENT] has been authenticated for and on behalf of Banque Generale du Luxembourg S.A. as fiscal agent.

This [TITLE OF INSTRUMENT] is governed by, and shall be construed in accordance with, English law.

AS WITNESS the facsimile signature of two duly authorised officers on behalf of the Issuer.

[               ]    [               ]


By:    [facsimile signature]                       By:    [facsimile signature]
       (DULY AUTHORISED)                                  (DULY AUTHORISED)

ISSUED in [          ] as of [          ] [  ]


AUTHENTICATED for and on behalf of
BANQUE GENERALE DU LUXEMBOURG S.A.

as fiscal agent
without recourse, warranty or liability


By:    [manual signature]
       (DULY AUTHORISED)

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](25)

----------
(24) Delete if Instrument is not denominated in Sterling and the issue proceeds are not accepted in the United Kingdom.

(25) Insert only where either (i) Issuer is AFI and the maturity of the Notes is more than 183 days or (ii) Issuer is AIFLTD or ACBV and the maturity of the Notes is more than one year.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](26)

----------
(26) Insert only where Issuer is AFI and the maturity of the Notes is 183 days or less.

[On the reverse of the Instruments:]

                              TERMS AND CONDITIONS

[AS CONTEMPLATED IN THE INFORMATION MEMORANDUM AND AS AMENDED BY THE RELEVANT PRICING SUPPLEMENT]



[At the foot of the Terms and Conditions:]

                                  FISCAL AGENT

                       BANQUE GENERALE DU LUXEMBOURG S.A.
                             50, Avenue J.F. Kennedy
                                L-2951 Luxembourg


                                  PAYING AGENT

                   BANQUE GENERALE DU LUXEMBOURG (SUISSE) S.A.
                                   57 Rennweg
                                 CH-8023 Zurich
                                   Switzerland

                                FORMS OF COUPONS

[On the front of Coupon:]

[Attached to the Instruments (interest-bearing, fixed rate and having Coupons):]


[ISSUER]



[AMOUNT AND TITLE OF INSTRUMENTS]

Coupon for [     ] due on [       ]

Such amount is payable (subject to the terms and conditions [endorsed on/attached to the [TITLE OF INSTRUMENT] to which this Coupon appertains [and the pricing supplement referred to therein], which shall be binding on the holder of this Coupon whether or not it is for the time being attached to such [TITLE OF INSTRUMENT]) against surrender of this Coupon at the specified office of the Fiscal Agent or any of the Paying Agents set out on the reverse hereof (or any other or further fiscal or paying agents and/or specified offices from time to time designated for the purpose by notice duly given in accordance with such terms and conditions).

[The attention of Couponholders is drawn to condition 9A.06 of the terms and conditions. The Instrument to which this Coupon appertains may in certain circumstances specified in such terms and conditions, fall due for redemption before the due date in relation to this Coupon. In such event, the Paying Agent to which such Instrument is presented for redemption may determine, in accordance with the aforesaid condition 9A.06 that this Coupon is to become void.]

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](27)

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](28)

                                             [99+9999999+AAXXXXXXXXX9+XX+999999]

----------
(27) Insert only where either (i) Issuer is AFI and the maturity of the Notes is more than 183 days or (ii) Issuer is AIFLTD or ACBV and the maturity of the Notes is more than one year.

----------
(28) Insert only where Issuer is AFI and the maturity of the Notes is 183 days or less.

[Attached to the Instrument (interest-bearing, floating rate and having
Coupons):]

[ISSUER]

[AMOUNT AND TITLE OF INSTRUMENTS]

Coupon for the amount of interest due on [          ]

Such amount is payable (subject to the terms and conditions [endorsed on/attached to] the [TITLE OF INSTRUMENT] to which this Coupon appertains [and the pricing supplement referred to therein], which shall be binding on the holder of this Coupon whether or not it is for the time being attached to such [TITLE OF INSTRUMENT]) against surrender of this Coupon at the specified office of the Fiscal Agent or any of the Paying Agents set out on the reverse hereof (or any other or further fiscal or paying agents and/or specified offices from time to time designated for the purpose by notice duly given in accordance with such terms and conditions).

The Instrument to which this Coupon appertains may, in certain circumstances specified in such terms and conditions, fall due for redemption before the due date in relation to this Coupon. In such event, this Coupon will become void and no payment will be made in respect hereof.

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](29)

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](30)

                                             [99+9999999+AAXXXXXXXXX9+XX+999999]

----------
(29) Insert only where either (i) Issuer is AFI and the maturity of the Notes is more than 183 days or (ii) Issuer is AIFLTD or ACBV and the maturity of the Notes is more than one year.

(30) Insert only where Issuer is AFI and the maturity of the Notes is 183 days or less.

[On the reverse of each Coupon:]

FISCAL               BANQUE GENERALE DU LUXEMBOURG S.A.
AGENT:               50 Avenue J.F. Kennedy
                     L-2951 Luxembourg

PAYING               BANQUE GENERALE DU LUXEMBOURG (SUISSE) S.A.
AGENT:               57 Rennweg
                     CH-8023 Zurich
                     Switzerland

                                  FORM OF TALON

                                                                No______________

                               [                ]

                        [AMOUNT AND TITLE OF INSTRUMENTS]

                            TALON FOR FURTHER COUPONS

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](31)

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](32)

After all the Coupons appertaining to the Instrument to which this Talon appertains have matured further Coupons [(including, where appropriate, a Talon for further Coupons)] will be issued at the specified office of the Fiscal Agent or any of the Paying Agents set out in the reverse hereof (or any other or further paying agents and/or specified offices from time to time designated by notice duly given in accordance with the terms and conditions [endorsed on/attached to] the [TITLE OF INSTRUMENT] to which this Talon appertains [and the pricing supplement referred to therein] (which shall be binding on the holder of this Talon whether or not it is for the time being attached to such [TITLE OF INSTRUMENT])) upon production and surrender of this Talon upon and subject to such terms and conditions. The initial Paying Agents and their specified offices are set out on the reverse hereof.

Under the said terms and conditions, such Instrument may, in certain circumstances, fall due for redemption before the original due date for exchange of this Talon and in any such event this Talon shall become void and no exchange shall be made in respect hereof.


[ISSUER]


----------
(31) Insert only where either (i) Issuer is AFI and the maturity of the Notes is more than 183 days or (ii) Issuer is AIFLTD or ACBV and the maturity of the Notes is more than one year.

(32) Insert only where Issuer is AFI and the maturity of the Notes is 183 days or less.

                               THE FOURTH SCHEDULE

                          FORM OF REGISTERED INSTRUMENT

[THIS INSTRUMENT CONSTITUTES [COMMERCIAL PAPER]/[A SHORTER/LONGER] TERM DEBT SECURITY] ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER SECTION 4 OF THE BANKING ACT 1987](33)

ISIN Number: [   ]   Series Number: [   ]  Serial Number: [   ]

THIS INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS USED IN THIS PARAGRAPH HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                       [ABB INTERNATIONAL FINANCE LIMITED
               (INCORPORATED WITH LIMITED LIABILITY IN GUERNSEY)]

                                [ABB FINANCE INC.
         (INCORPORATED IN THE STATE OF DELAWARE WITH LIMITED LIABILITY)]

                                [ABB CAPITAL B.V.
     (INCORPORATED IN THE NETHERLANDS WITH LIMITED LIABILITY AND HAVING ITS
                        STATUTORY DOMICILE AT AMSTERDAM)]

                     [AGGREGATE PRINCIPAL AMOUNT OF TRANCHE]
                             [TITLE OF INSTRUMENTS]

[         ] (the "ISSUER") for value received promises, all in accordance with the terms and conditions [endorsed hereon/attached hereto] [and the pricing supplement referred to therein and prepared in relation to the Instruments ("PRICING SUPPLEMENT")], to pay to

_______________________________________ of ________________________________

_________________________________________________________________________

(being the person registered in the register referred to below or, if more than one person is so registered, the first-named of such persons) on [MATURITY DATE] [by [ ] [equal] successive [semi-annual/quarterly/other] instalments on the dates specified in the Pricing Supplement](34) or on such earlier date as the same may become payable in accordance therewith the principal sum of ______________________________________________ [(, in
the case of payment on such earlier date, as reduced in accordance with such terms and conditions)](34) or such other redemption amount as may be specified therein [and to pay in arrear on the dates specified therein interest on such

----------
(33) Delete if Instrument is not denominated in Sterling and the issue proceeds are not accepted in the United Kingdom.

(34)    Insert only where Instruments are Instalment Instruments.

principal amount [(as reduced in accordance with such terms and conditions)](34) at the rate or rates specified therein], all subject to and in accordance with such terms and conditions.

The statements set forth in the legend, if any, set forth above are an integral part of the terms of this Instrument and by acceptance hereof each holder of this Instrument agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

[The Issuer of this Instrument is [ ], which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997).](35)

This Instrument is evidence of entitlement only. Title to the Instrument passes
only on due registration in the Register maintained by [             ](36), as
registrar, and only the duly registered holder or if more than one person is so registered, the first-named of such persons is entitled to payment in respect of this Instrument.

This Instrument is governed by, and shall be construed in accordance with, English law.

This Instrument shall not be valid for any purpose until this Instrument has
been authenticated for and on behalf of [             ],(36) as registrar.

AS WITNESS the facsimile or manual signatures of two duly authorised officers of the Issuer.

[                  ]     [                  ]

By:      [manual/facsimile signature]       By:     [manual/facsimile signature]
         (DULY AUTHORISED)                          (DULY AUTHORISED)

ISSUED in [             ] as of [            ] [ ]

AUTHENTICATED for and on behalf of

[                       ]

as registrar without recourse, warranty or liability


By:    [manual signature]
       (DULY AUTHORISED)

                                FORM OF TRANSFER

FOR VALUE RECEIVED _______________________________, being the registered holder of this [TITLE OF INSTRUMENT], hereby transfers to ___________________________________ of ________________________________________,
____________________________________ in principal amount of this [TITLE OF

----------
(35) Delete if Instrument is not denominated in Sterling and the issue proceeds are not accepted in the United Kingdom.

(36)    Insert name of the relevant Registrar.

INSTRUMENT] and irrevocably requests and authorises [             ](37),  in its
capacity as registrar in relation to the [TITLE OF INSTRUMENTS] (or any
successor to [        ](37), in its capacity as such) to effect the relevant
transfer by means of appropriate entries in the register kept by it.

Dated:
        ------------------------

        ------------------------


By: [manual signature]                  [By:  [manual signature
    (DULY AUTHORISED)                         (DULY AUTHORISED)]


NOTES:

THE NAME OF THE PERSON BY OR ON WHOSE BEHALF THIS FORM OF TRANSFER IS SIGNED MUST CORRESPOND WITH THE NAME OF THE REGISTERED HOLDER AS IT APPEARS ON THE FACE OF THIS INSTRUMENT.

        (i) A representative of such registered holder should state the capacity in which he signs e.g. executor.

        (ii) THE SIGNATURE OF THE PERSON EFFECTING A TRANSFER SHALL CONFORM TO ANY LIST OF DULY AUTHORISED SPECIMEN SIGNATURES SUPPLIED BY THE REGISTERED HOLDER OR BE CERTIFIED BY A RECOGNISED BANK, NOTARY PUBLIC OR IN SUCH OTHER MANNER AS THE REGISTRAR MAY REQUIRE.

        (iii) ANY TRANSFER OF [TITLE OF INSTRUMENTS] SHALL BE IN AN AMOUNT EQUAL TO THE MINIMUM DENOMINATION AS MAY BE SPECIFIED IN THE RELEVANT PRICING SUPPLEMENT OR AN INTEGRAL MULTIPLE THEREOF.

----------
(37)    Insert name of the relevant Registrar

                               THE FIFTH SCHEDULE

                PROVISIONS FOR MEETINGS OF HOLDERS OF INSTRUMENTS

1.      (A)     As used in this Schedule, the following expressions shall have the following meanings unless the context otherwise requires:

        (1) "VOTING CERTIFICATE" shall mean a certificate in the English language issued by any Paying Agent or, as the case may be, any Registrar and dated, in which it is stated:

                (a) that on the date thereof outstanding Bearer Instruments of any Series (not being Bearer Instruments in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjournment thereof) bearing specified serial numbers have been deposited to the order of such Paying Agent and that no such Bearer Instruments will be released until the first to occur of:

                        (i) the conclusion of the meeting specified in such certificate or any adjournment thereof; and

                        (ii) the surrender of the certificate to such Paying Agent; or

                (b) that on the date thereof Registered Instruments of any Series (not being Registered Instruments in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjournment thereof) are registered in the books and records maintained by the Registrar in the names of specified registered holders; and

                (c) that until the release of the Bearer Instruments represented thereby the bearer thereof is entitled to attend and vote at such meeting or any adjournment thereof in respect of the Instruments represented by such certificate; and

        (2) "BLOCK VOTING INSTRUCTION" shall mean a document in the English language issued by any Paying Agent or, as the case may be, any Registrar and dated, in which:

                (a) it is certified that outstanding Bearer Instruments of any Series (not being Bearer Instruments in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction or any adjournment thereof) have been deposited to the order of such Paying Agent and that no such Bearer Instruments will be released until the first to occur of:

                        (i) the conclusion of the meeting specified in such document or any adjournment thereof; and

                        (ii) the surrender, not less than 48 hours before the time for which such meeting or adjournment thereof is convened, of the receipt for each such deposited Bearer Instrument which has been deposited to the order of such Paying Agent, coupled with notice thereof being given by such Paying Agent to the relevant Issuer; or

                (b) It is certified that Registered Instruments of any Series (not being Registered Instruments in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjournment thereof) are registered in the books and records maintained by the Registrar in the names of specified registered holders;

                (c) It is certified that each depositor of such Instruments or registered holder thereof or a duly authorised agent on his or its behalf has instructed the Paying Agent or, as the case may be, the Registrar that the vote(s) attributable to his or its Instruments so deposited or registered should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjournment thereof and that all such instructions are, during the period of 48 hours prior to the time for which such meeting or adjourned meeting is convened, neither revocable nor subject to amendment;

                (d) the total number, principal amount outstanding, the serial numbers and series numbers of the Instruments so deposited or registered are listed, distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

                (e) any person named in such document (hereinafter called a "PROXY") is authorised and instructed by the Paying Agent or, as the case may be, the Registrar to cast the votes attributable to the Instruments so listed in accordance with the instructions referred to in (c) and
                        (d) above as set out in such document.

        (B) A registered holder of a Registered Instrument may by an instrument in writing in the form for the time being available from the specified office of the Registrar in the English language (hereinafter called a "FORM OF PROXY") signed by the holder or its duly appointed attorney or, in the case of a corporation, executed under its seal or signed on its behalf by its duly appointed attorney or a duly authorised officer of the corporation, appoint any person (hereinafter also called a "PROXY") to attend and act on his or its behalf in connection with any meeting or proposed meeting of the holders of Instruments.

        (C) Voting certificates, block voting instructions and forms of proxy shall be valid for so long as the relevant Instruments have not been released or, in the case of Registered Instruments, are duly registered in the name(s) of the registered holder(s) certified in the relevant voting certificate or block voting instruction or, in the case of a form of proxy, in the name of the appointor but not otherwise and notwithstanding any other provision of this Schedule and during the validity thereof the holder of any such voting certificate or, as the case may be, the proxy shall, for all purposes in connection with any meeting of holders of Instruments, be deemed to be the holder of the Instruments of the relevant Series to which such voting certificate, block voting instructions or form of proxy relates and, in the case of Bearer Instruments, the Paying Agent to the order of whom such Instruments have been deposited and, in the case of Registered Instruments, the registered holder(s) shall nevertheless be deemed for such purposes not to be the holder of those Instruments.

2. The relevant Issuer at any time may, and upon a request in writing by holders of Instruments holding not less than one-tenth of the principal amount outstanding of the Instruments of any particular Series for the time being outstanding at any time after such Instruments shall have become repayable owing to an event of default under the Conditions applicable to such Instruments shall, convene a meeting of the holders of Instruments of such Series. Whenever any Issuer wishes or is obliged to convene any such meeting it shall forthwith give notice in writing to the Fiscal Agent of the day, time and place thereof and of the nature of the business to be transacted thereat. Every such meeting or adjournment thereof shall be held at such time and place as the Fiscal Agent may approve.

3. At least twenty-one days' notice (exclusive of the day on which the notice is given and of the day on which the meeting is held) specifying the day, time and place of meeting shall be given to the holders of the Instruments of the relevant Series. A copy of the notice shall be given to the relevant Issuer unless the meeting shall be convened by such Issuer and a copy shall be given to the Fiscal Agent and, in the case of Registered Instruments, the Registrar. Such notice shall be given in the manner provided in the Conditions and shall specify the general nature of the business to be transacted at the meeting thereby convened but (except in the case of an Extraordinary Resolution) it shall not be necessary to specify in such notice the form of any resolution to be proposed and shall include, INTER ALIA, statements to the effect:

        (a) that Bearer Instruments of the relevant Series may be deposited with (or to the order of) any Paying Agent for the purpose of obtaining voting certificates or appointing proxies until 48 hours before the time fixed for the meeting but not thereafter;

        (b) that (without prejudice to the provisions of paragraph 1(B)) registered holders of Registered Instruments may obtain voting certificates or appoint proxies not later than (except in the case of a form of proxy) 48 hours before the time fixed for the meeting but not thereafter.

4. A person (who may, but need not, be the holder of an Instrument of the relevant Series) nominated in writing by the Fiscal Agent shall be entitled to take the chair at every meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within fifteen minutes after the time appointed for the holding of such meeting the holders of Instruments present may appoint another such person to be chairman and failing such choice the relevant Issuer may appoint the chairman. The chairman of a reconvened meeting need not be the same person who was chairman of the original meeting.

5. At any such meeting any two or more persons present in person holding Instruments of the relevant Series or voting certificates or being proxies and holding or representing in the aggregate at least one-third in principal amount outstanding of the Instruments of the relevant Series for the time being outstanding shall form a quorum for the transaction of business Provided that at any meeting at which an Extraordinary Resolution is to be proposed for the purpose of effecting any of the modifications specified in the proviso to paragraph 18 hereof the quorum for such meeting shall be any two or more persons present in person holding Instruments of the relevant Series or voting certificates or being proxies and holding or representing in the aggregate at least 75 per cent. in principal amount outstanding of the Instruments of the relevant Series for the time being outstanding and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business.

6. If within an hour from the time appointed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of holders of Instruments, be dissolved. In any other case it shall stand adjourned for such period, not being less than fourteen days nor more than forty-two days, as may be decided by the chairman. At such adjourned meeting two or more persons present in person holding Instruments of the relevant Series or voting certificates or being proxies (whatever the principal amount outstanding of the Instruments of the relevant Series so held or represented by them) shall form a quorum and shall have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the original meeting had a quorum been present at such meeting Provided that at any adjourned meeting at which an Extraordinary Resolution is to be proposed for the purpose of effecting any of the modifications specified in the proviso to paragraph 18 hereof the quorum for such meeting shall be two or more persons present holding Instruments of the relevant Series or voting certificates or being proxies and holding or representing in the aggregate at least 25 per cent. in principal amount outstanding of the Instruments of the relevant Series for the time being outstanding.

7. The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

8. At least ten days' notice (exclusive of the day on which the notice is given and the day on which the meeting is held) of any meeting adjourned through want of a quorum shall be given in the same manner as of an original meeting and such notice shall state the quorum required at such adjourned meeting. Subject as aforesaid, it shall not be necessary to give any notice of an adjourned meeting.

9. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a holder of an Instrument or voting certificate or being a proxy.

10. At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman or the relevant Issuer or by one or more persons holding one or more Instruments of the relevant Series or voting certificates or being proxies and holding or representing in the aggregate not less than 2 per cent. of the principal amount outstanding of the Instruments of the relevant Series for the time being outstanding, a declaration by the chairman that a resolution has been carried or carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

11. If at any meeting a poll is so demanded, it shall be taken in such manner and (subject as hereinafter provided) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

12. Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13. The Fiscal Agent, the relevant Issuer and, in the case of Registered Instruments, the Registrar (through their respective representatives) and their respective advisers shall be entitled to attend and speak at any meeting of the holders of Instruments. No person shall be entitled to attend (except as provided above) or to vote at any meeting of the holders of Instruments or to join with others in requesting the convening of such a meeting unless he is the holder of an Instrument or a voting certificate or is a proxy.

14. Subject as provided in paragraph 9 above, at any such meeting (a) on a show of hands every person who is present (being an individual) in person or (being a corporation) by a duly authorised representative and
        (i) who is a holder of Instruments, and in the case of Bearer Instruments, produces such Instruments or (ii) who produces a voting certificate or (iii) is a proxy shall have one vote and (b) on a poll every person who is so present shall have one vote in respect of each
        [        ](38) principal amount outstanding of Instruments of the
        relevant Series so produced or represented by the voting certificate so produced or in respect of which he is a proxy. Without prejudice to the obligations of the proxies named in any block voting instruction or form of proxy, any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15. A proxy named in any block voting instruction or form of proxy need not be a holder of an Instrument.

----------
(38) The currency and amount of the smallest denomination of Instruments available in relation to the particular Series shall be deemed to be inserted here.

16. Each block voting instruction and each form of proxy, together (if so required by the relevant Issuer) with proof satisfactory to such Issuer of its due execution, shall be deposited at such place as such Issuer shall designate not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxy named in the block voting instruction or form of proxy proposes to vote and in default the block voting instruction or form of proxy shall not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A certified copy of each such block voting instruction and form of proxy and satisfactory proof as aforesaid (if applicable) shall, be deposited with the Issuer at such place as aforesaid before the commencement of the meeting or adjourned meeting but such Issuer shall not thereby be obliged to investigate or be concerned with the validity of, or the authority of the proxy named in, any such block voting instruction or form of proxy.

17. Without prejudice to paragraph 1, any vote given in accordance with the terms of a block voting instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or form of proxy or of any of the Instrument holders' instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment shall have been received by the relevant Issuer or by the chairman of the meeting, in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the block voting instruction or form of proxy is used.

18. A meeting of the holders of Instruments shall, in respect of the Instruments of the relevant Series and subject to the provisions contained in the Conditions, in addition to the powers hereinbefore given, but without prejudice to any powers conferred on other persons by these presents, have the following powers exercisable by Extraordinary Resolution only namely:

        (a) power with the approval of the relevant Issuer to sanction any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the holders of Instruments and/or Coupons in respect of the Instruments of the relevant Series, against the relevant Issuer, whether such rights shall arise under the Instruments of that Series, the Deed of Covenant executed by such Issuer or otherwise;

        (b) power to assent to any modification to the provisions contained herein or of the Instruments or Coupons of the relevant Series which shall be proposed by the Issuer;

        (c) power to sanction any proposal by the relevant Issuer for the exchange or substitution for the Instruments of the relevant Series of, or the conversion of those Instruments into, shares, stock, bonds, debentures, debenture stock or other obligations or securities of the relevant Issuer or any other body corporate formed or to be formed otherwise than in accordance with any provisions of the Conditions applicable to the Instruments of the relevant Series;

        (d) power to assent to any modification of the provisions contained in the Instruments or the Coupons of the relevant Series, the Conditions thereof, this

                Schedule, the Fiscal Agency Agreement or the Deed of Covenant executed by such Issuer which shall be proposed by the relevant Issuer;

        (e) power to waive or authorise any breach or proposed breach by the relevant Issuer of its obligations under the Conditions applicable to the Instruments of the relevant Series or any act or omission which might otherwise constitute an event of default under the Conditions applicable to the Instruments of the relevant Series;

        (f) power to authorise the Fiscal Agent, the Registrar or any other person to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

        (g) power to give any authority, direction or sanction which under the Conditions applicable to the Instruments of the relevant Series is required to be given by Extraordinary Resolution;

        (h) power to appoint any persons (whether holders of Instruments or not) as a committee or committees to represent the interests of the holders of Instruments in respect of the Instruments of the relevant Series and to confer upon such committee or committees any powers or discretions which such holders of Instruments could themselves exercise by Extraordinary Resolution; and

        (i)     power to approve other security as contemplated by Condition
                4.01.

Provided that the special quorum provisions contained in the provisos to paragraphs 5 and 6 shall apply in relation to any Extraordinary Resolution for the purpose of making modification of the provisions contained in the Instruments or the Coupons of any Series or the Conditions applicable thereto which:

        (i) varies the date of maturity or any date of redemption of any of the Instruments of the relevant Series or any date for payment of any principal or interest in respect thereof; or

        (ii) reduces or cancels the principal amount of the Instruments of the relevant Series or any amount payable thereon, varies any provision regarding the calculation of the rate of interest or any other amount payable thereon or varies the rate of discount, rate of amortisation or any other rate of return applicable thereto; or

        (iii) modifies the provisions contained in this Schedule concerning the quorum required at any meeting of holders of Instruments in respect of the Instruments of the relevant Series or any adjournment thereof or concerning the majority required to pass an Extraordinary Resolution; or

        (iv) varies the currency in which any payment (or other obligation) in respect of the Instruments of the relevant Series is to be made; or

        (v)     amends this proviso in any manner.

19. An Extraordinary Resolution passed at a meeting of the holders of Instruments in respect of the Instruments of the relevant Series duly convened and held in accordance with these presents shall be binding upon all the holders of Instruments of the relevant Series, whether present or not present at such meeting, and upon all the holders of all Coupons in respect of Instruments of the relevant Series and each of the holders of Instruments and Coupons shall, in respect of the Instruments of that Series, be bound to give effect thereto accordingly. The passing of any such resolution shall be conclusive evidence that the circumstances of such resolution justify the passing thereof.

20. The expression "EXTRAORDINARY RESOLUTION" when used in these presents means a resolution passed at a meeting of the holders of Instruments in respect of the Instruments of the relevant Series duly convened and held in accordance with the provisions contained herein by a majority consisting of not less than three-fourths of the votes cast thereon.

21. Minutes of all resolutions and proceedings at every such meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the relevant Issuer and any such minutes as aforesaid, if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the holders of Instruments in respect of the Instruments of the relevant Series, shall be conclusive evidence of the matters therein contained and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been made and signed as aforesaid shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted thereat to have been duly passed and transacted.

22. So long as the relevant Instruments are represented by a global instrument, for the purposes of this Schedule the holder of the global instrument shall be deemed to be two persons holding or representing such principal amount of Instruments as are, at the relevant time, represented by such global instrument.

23. Any Instruments which have been purchased or are held by (or on behalf of) the relevant Issuer or any affiliate of the Issuer or ABB Ltd or any subsidiary of ABB Ltd but which have not been cancelled shall, unless or until resold, be deemed not to be outstanding for the purposes of this Schedule.

                               THE SIXTH SCHEDULE

                           FORM OF DEED OF ASSUMPTION

This Deed of Assumption is made on [   ], [ ] between [   ] (the "ISSUER"), a
company incorporated under the laws of [    ] whose registered/principal office
is situated at [    ] and [    ] (the "SUBSTITUTED DEBTOR") a company
incorporated in [     ] whose registered/principal office is situated at [    ].

WHEREAS:

(A) The Issuer has issued [INSERT AGGREGATE PRINCIPAL AMOUNT AND TITLE OF THE INSTRUMENTS] (the "INSTRUMENTS", each holder of such Instruments being an "INSTRUMENTHOLDER") [and any interest coupons attached to such Instruments (the "COUPONS", each holder of such Coupons being a "COUPONHOLDER")] pursuant to a Fiscal Agency Agreement dated 10 March 1993 and amended and restated on 30 May 2001 (the "FISCAL AGENCY AGREEMENT") between Banque Generale du Luxembourg S.A. (the "FISCAL AGENT"), the Issuer, the other companies named therein as issuers and the paying agents and registrars named therein.

(B) The Issuer proposes, pursuant to Condition 15 of the Terms and Conditions of the Instruments (the "CONDITIONS") to substitute the Substituted Debtor as principal debtor in respect of the Instruments.

NOW THIS DEED WITNESSETH AS FOLLOWS:

1. The Substituted Debtor hereby agrees that, with effect from and including the effective date hereof, it shall be the "Issuer" for all purposes in respect of the Instruments and the Coupons and accordingly it shall assume all the obligations and liabilities and shall be entitled to all the rights and benefits on the part of the Issuer contained therein.

2. The Substituted Debtor hereby acknowledges and agrees that, with effect from and including the effective date hereof:

        (a) the Issuer is released from all its liabilities, in its capacity as issuer of the Instruments, in respect of the Instruments; and

        (b) the Conditions are amended in accordance with the Schedule hereto.

3. The Substituted Debtor and the Issuer hereby jointly and severally agree that the existing [Temporary Global Instrument, Permanent Global Instrument, Registered Instrument(s) or, as the case may be, Definitive Instruments] shall continue in full force and effect on the understanding that, with effect from and including the effective date hereof:

        (a) all references to "[NAME OF ISSUER]" shall be read and construed as references to the Substituted Debtor; and

        (b) the Conditions shall be amended as set out in the Schedule hereto, together with any other consequential amendments which may be appropriate in order to preserve the rights of the Instrumentholders and (if any) Couponholders.

4.      (A)     The Substituted Debtor and the Issuer hereby acknowledge and covenant that the benefit of the undertakings and the covenants binding upon them contained in this Deed of Assumption shall be for the benefit of each and every Instrumentholder and (if any) Couponholder whether or not such Instrumentholder or Couponholder was an initial subscriber of such Instrument and each Instrumentholder and (if any) Couponholder shall be entitled severally to enforce the said obligations against the Substituted Debtor.

        (B) This Deed of Assumption shall be deposited with and held by the Fiscal Agent and the Substituted Debtor, and the Issuer and the Substituted Debtor hereby acknowledge the right of every Instrumentholder and Couponholder to production of this Deed of Assumption and upon request and payment of the expenses incurred in connection therewith, the production of a copy hereof certified by the Fiscal Agent to be a true and complete copy.

5. The illegality, invalidity or unenforceability of any provision of this Deed of Assumption under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

6. This Deed of Assumption may only be amended in the same way as the other Conditions of the Instruments are capable of amendment pursuant to the Fifth Schedule of the Fiscal Agency Agreement.

7.      (A)     This Deed of Assumption shall be governed by and construed in accordance with the laws of England.

        (B) The Courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Deed of Assumption and accordingly any legal action or proceedings arising out of or in connection with this Deed of Assumption ("PROCEEDINGS") may be brought in such courts. Each of the Substituted Debtor and the Issuer irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. These submissions are for the benefit of each of the Instrumentholders and the Couponholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

        (C) Each of the Substituted Debtor and the Issuer irrevocably appoints ABB Limited at its registered office (presently at Orion House, 5 Upper St. Martin's Lane, London WC2H 9EA) as its authorised agent for service of process in England in respect of any Proceedings. If for any reason such agent shall cease to be such agent for service of process or shall no longer have a registered office in England, the Substituted Debtor and the Issuer shall appoint another agent for service of process in England within twenty-one days and if the Issuer and/or the Substituted Debtor fails to make any such appointment within twenty-one days, the Fiscal Agent shall be entitled to appoint such a person by notice to the Issuer and/or the Substituted Debtor.

IN WITNESS whereof this Deed has been executed by and on behalf of the parties hereto as of the day and year first above written.

EXECUTED as a deed under Seal by            )
[THE SUBSTITUTED DEBTOR]                    )
acting by [       ] and [      ]      )
in the presence of:                         )

Witness:

Name:

Address:

Occupation:

Witness:

Name:

Address:

Occupation:


EXECUTED as a deed under Seal by            )
[THE ISSUER]                                )
acting by [      ] and [       ]      )
in the presence of:                         )

Witness:

Name:

Address:

Occupation:

Witness:

Name:

Address:

Occupation:

                                  THE SCHEDULE

                 POST-SUBSTITUTION AMENDMENTS TO THE CONDITIONS
                    OF THE INSTRUMENTS OF THE RELEVANT SERIES

1. Following any substitution pursuant to Condition 15, the Conditions of the Instruments of the relevant Series shall apply as if all references to the "Issuer" therein were to the Substituted Debtor.

2. In the event that ABB Ltd shall become the Substituted Debtor the Conditions shall apply with the following further amendments:

        (i) Conditions 4.02, 4.03 and Condition 7.01(v) shall not apply to such Instruments;

        (ii) the words "___ its obligation set out in Condition 4.02 ___" to "___ performance or observance of any of its other___" in lines 1 to 5 of Condition 7.01(ii) shall be deleted and replaced by the word "any";

        (iii) Condition 15 shall not apply to such Instruments and, in respect of such Instruments, shall be deemed to be replaced with the following:

                "the Issuer may be replaced, and any direct or indirect subsidiary of the Issuer may be substituted for the Issuer, as principal debtor in respect of the Instruments, without the consent of the Holders of the Instruments or Coupons. If the Issuer shall determine that any such subsidiary shall become the principal debtor (in such capacity, the "SUBSTITUTED DEBTOR"), the Issuer shall give not less than 30 nor more than 45 days' notice, in accordance with Condition 14, to the Holders of the Instruments of such event and, immediately on the expiry of such notice, the Substituted Debtor shall enter into a Deed of Assumption, the form of which is set out in the Sixth Schedule to the Fiscal Agency Agreement and become the principal debtor in respect of the Instruments in place of the Issuer and the Holders of the Instruments shall thereupon cease to have any rights or claims whatsoever against the Issuer. However, no such substitution shall take effect (i) until such Substituted Debtor shall have entered into a keep-well agreement with ABB Ltd substantially in the form of other keep-well agreements entered into by ABB Ltd with certain of its direct or indirect subsidiaries, (ii) until such Substituted Debtor shall have executed a deed of covenant substantially in the form of the Deed of Covenant, (iii) in any case, until the Substituted Debtor shall have provided such documents as may be necessary to make the Deed of Assumption, the Instruments, the Fiscal Agency Agreement, such deed of covenant and such keep-well agreement the legal, valid and binding obligations of, as appropriate, the Substituted Debtor and ABB Ltd together with legal opinions, either unqualified or subject only to normal, usual or appropriate qualifications and assumptions to the effect that the Deed of Assumption, the Instruments, the Fiscal Agency Agreement, such deed of covenant and such keep-well agreement are legal, valid and binding obligations of, as appropriate, ABB Ltd and the Substituted Debtor, (iv) the Substituted Debtor shall have obtained all necessary governmental and regulatory approvals and consents, if any, for the substitution, and (v) the Substituted Debtor shall have appointed the process agent appointed by the Issuer in Condition 18.3 as its agent in England to receive service of process on its behalf in relation to any legal action or proceedings arising out of or in connection with the Instruments and the Coupons. Upon any such substitution, the Instruments and Coupons will, if necessary, be deemed to be modified in all appropriate respects."

                              THE SEVENTH SCHEDULE

         REGULATIONS CONCERNING TRANSFERS OF REGISTERED INSTRUMENTS AND
           EXCHANGES OF BEARER INSTRUMENTS FOR REGISTERED INSTRUMENTS

1. Each Registered Instrument shall be in a principal amount equal to the minimum denomination specified in the relevant Pricing Supplement or an integral multiple thereof.

2. The Registered Instruments are transferable in a principal amount equal to the minimum denomination specified in the relevant Pricing Supplement or an integral multiple thereof by execution of the form of transfer endorsed under the hand of the transferor or of a duly appointed attorney on its behalf or, where the transferor is a corporation, under its seal or signed on its behalf by its duly appointed attorney or a duly authorised officer or officers of the corporation. In this Schedule "transferor" shall where the context permits or requires include joint transferors and be construed accordingly.

3. The Registered Instrument to be transferred must be delivered for registration to the specified office of the Registrar accompanied by such other evidence (including legal opinions) as the Registrar may reasonably require to prove the title of the transferor or his right to transfer the Registered Instrument and his identity and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by an officer or officers or an attorney, the authority of that person or those persons to do so. The signature of the person effecting a transfer of a Registered Instrument shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

4. The executors or administrators of a deceased holder of a Registered Instrument (not being one of several joint holders) and in the case of the death of one or more of joint holders the survivor or survivors of such joint holders shall be the only persons recognised by the relevant Issuer as having any title to such Registered Instruments.

5. Any person becoming entitled to Registered Instruments in consequence of the death or bankruptcy of the holder of such Registered Instruments may, upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Issuer shall require (including legal opinions), be registered himself as the holder of such Registered Instruments or, subject to the preceding paragraphs as to transfer, may transfer such Registered Instruments. The relevant Issuer and the Registrar may retain any amount payable upon the Registered Instruments to which any person is so entitled until such person shall be so registered or shall duly transfer the Registered Instruments.

6. Unless otherwise requested by him and agreed by the relevant Issuer, the holder of Registered Instruments or the holder of Bearer Instruments, the subject of a request for an exchange for Registered Instruments shall be entitled to receive only one Registered Instrument in respect of his holding or in respect of the Bearer Instruments, the subject of a particular request for an exchange.

7. The joint holders of a Registered Instrument shall be entitled to one Registered Instrument only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.

8. Where there is more than one transferee (to hold other than as joint holders), separate forms of transfer (obtainable from the specified office of the Registrar) must be completed in respect of each new holding.

9. Where a holder of a Registered Instrument has transferred part only of his holding comprised therein there shall be delivered to him a Registered Instrument in respect of the balance of such holding.

10. The relevant Issuer, the Registrar and the Fiscal Agent shall, save in the case of the issue of replacement Registered Instruments, make no charge to the holders for the registration of any holding of Registered Instruments or any transfer of Registered Instruments or in respect of any exchange of Bearer Instruments for Registered Instruments or for the issue of any Registered Instruments or for the delivery of Registered Instruments at the specified office of the Registrar.

11. Subject always to the terms and conditions applicable to the Instruments of the relevant Series, the Registrar will within three Relevant Banking Days of the transfer date or the exchange date applicable to a transfer of Registered Instruments or an exchange of Bearer Instruments for Registered Instruments make available at its specified office a new Registered Instrument in respect of the Registered Instrument transferred or in respect of Bearer Instruments the subject of a request for an exchange for Registered Instruments. In the case of a transfer of part only of a Registered Instrument, a new Registered Instrument in respect of the balance of the Registered Instrument transferred will be so delivered to the transferor.

                               THE EIGHTH SCHEDULE

          THE SPECIFIED OFFICES OF THE PAYING AGENTS AND THE REGISTRARS

The Fiscal Agent and Principal Registrar:

        Banque Generale du Luxembourg S.A.
        50, Avenue J.F. Kennedy
        L-2951 Luxembourg

        Telex:        3401 BGL lu
        Fax:          +352 4242 4200
        Attention:    Fiscal and Paying Agency Department

The other Paying Agent:

        Banque Generale du Luxembourg (Suisse) S.A.
        57 Rennweg
        CH-8023 Zurich
        Switzerland

        Telex:        BGL Zurich 813003 BGL CH
        Fax:          +41 12119908

The Alternative Registrar:

        The Chase Manhattan Bank
        15th Floor
        450 West 33rd Street
        New York, N.Y. 10001 2697
        United States of America

        Telephone:    +1 212 946 3009
        Fax:          +1 212 946 8177

        Attention:    Manager, Global Trust Services

                                   SIGNATURES

ABB INTERNATIONAL FINANCE LIMITED

By:                                         By:


ABB FINANCE INC.

By:                                         By:


ABB CAPITAL B.V.

By:                                         By:


BANQUE GENERALE DU LUXEMBOURG S.A.
as Fiscal Agent and
Principal Registrar

By:                                   By:


BANQUE GENERALE DU LUXEMBOURG (SUISSE) S.A.
as Paying Agent

By:                                   By:


THE CHASE MANHATTAN BANK
as Alternative Registrar

By:

For the purposes of Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters signed at Brussels on 27 September 1968, the undersigned expressly and specifically agrees in the terms of Clause 18.2.

BANQUE GENERALE DU LUXEMBOURG S.A.

By:                                         By: